Execution Copy MASTER LOGISTICS SERVICES AGREEMENT This Master Logistics Services Agreement (the “ MSA ”) is entered into on May 13, 2019 (the “Effective Date ”) by and between Prestige Brands, Inc., having its principal place of business at 660 White Plains Road, Suite 250 Tarrytown, NY 10591, together with its agents, Affiliates or subsidiaries (hereinafter referred to as “ CLIENT ”) and GEODIS Logistics LLC, a Tennessee limited liability company, having its principal place of business at 7101 Executive Center Drive, Suite 333, Brentwood, Tennessee 37027 (hereinafter referred to as “ GEODIS ,” collectively the “ Parties ”). RECITALS: A. CLIENT and GEODIS desire to enter into an agreement whereby GEODIS will provide certain logistics and storage services for CLIENT; B. The purpose of this MSA and each SOW is, inter alia, to describe the Parties' working relationship with respect to the Services (as further defined herein) and to memorialize the terms and conditions pursuant to which CLIENT is to be charged and GEODIS is to be paid for the Services hereunder. NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the Parties agree as follows: DEFINITIONS In this MSA, the following words shall have the following meanings: “Affiliates” shall mean any person or entity that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with the specified Party. “Agreement” shall collectively mean this MSA and any SOW and related exhibits attached thereto. “Asset Costs” shall have the meaning as set forth in each SOW. “Carrier” means any motor or other carrier designated by CLIENT to pick-up Product at each Warehouse. “CLIENT Default” shall have the same meaning set forth in this MSA’s Section 8. “CLIENT Termination for Convenience” shall have the same meaning set forth in this MSA’s Section 8. “GEODIS” shall mean GEODIS Logistics LLC. “GEODIS Default” shall have the same meaning set forth in this MSA’s Section 8. “GEODIS Termination for Convenience” shall have the same meaning set forth in this MSA’s Section 8. “Effective Date” shall have the meaning as set forth in the above Recitals. Page 1

Execution Copy “Equipment” means all of the furniture, fixtures, vehicles, rolling stock, machinery, and other capital items used by GEODIS in the performance of the Services. “Event of Default” shall have the same meaning set forth in this MSA’s Section 8. “Fees”, “Charges”, “Agreed Rates” or “Rates” shall have the meaning as set forth in each SOW. “Force Majeure Event” shall have the same meaning set forth in this MSA’s Section 12. “Hazardous Materials” shall have the same meaning set forth in this MSA’s Section 14. “Initial Expenses” shall have the meaning set forth in each SOW. “Leased Costs” shall have the meaning set forth in each SOW. “Laws and Regulations" means all applicable federal and state laws, regulations, orders, local codes and ordinances, and rules not otherwise specifically defined or referenced in these definitions that apply or pertain to Company’s performance of the Services, including, without limitation, all rules and safety and environmental protection laws, regulations and requirements. “Material Breach” shall have the same meaning set forth in Section 8. “Operating Parameters” shall have the meaning as set forth in each SOW. “Products” or “Goods” shall have the meaning as set forth in each SOW. “Services” shall have the meaning as set forth in each SOW. “SOW ” shall mean any statement of work, substantially in the form as set forth in the annex hereto, each incorporated herein by reference. “SOW Effective Date” shall have the meaning as set forth in each SOW. “SOW Term” shall have the meaning as set forth in each SOW. “Term” shall have the same meaning set forth in this MSA’s Section 1. “Termination Amount” shall have the same meaning set forth in this MSA’s Section 8. “Termination Effective Date” shall have the same meaning set forth in this MSA’s Section 8. “Warehouse,” “Warehouse Facility ” or “ Facility ” shall have the meaning as set forth in each SOW. “Warehouse Management System” or “ WMS ” shall mean GEODIS’ warehouse management system, known as Synapse. “Warehouse Yard” or “Yard” shall mean the parking lot and outside perimeter surrounding each Warehouse. Page 2

Execution Copy 1. TERM This MSA shall become effective as of the Effective Date. The term of the MSA (the “ Term ”) shall continue in full force and effect for as long as any SOW Term remains in effect. The termination of any individual SOW will only terminate such SOW and will have no effect on this MSA. 2. STATEMENTS OF WORK; SERVICES A. Statements of Work The Parties will enter into one or more Statements of Work (“ SOW ”), substantially in the form of the attached sample SOW, which shall set forth the location of the Warehouse where the services will be provided, description of CLIENTS’ goods and products, scope of work, operational parameters, key assumptions, and pricing specific to the services. Each SOW shall be governed by the terms of this MSA. GEODIS agrees to provide to CLIENT the Services related to Products received by GEODIS from CLIENT or its suppliers, including those Services as more specifically described in each SOW, and pursuant to the Rates set forth therein. GEODIS shall provide the Services in a professional and workmanlike manner. All Services provided by GEODIS with respect to each Warehouse, shall be solely pursuant to and in accordance with this MSA and the applicable SOW. B. Tender for Storage and Delivery Requirements (1) CLIENT warrants that it has provided all necessary documentation and proper handling instructions for all Products to be stored and handled by GEODIS, and that such information is accurate, complete and sufficient to allow GEODIS to comply with all laws, regulations and ordinances concerning the storage, handling, shipping and transporting of such Products. In the event CLIENT becomes aware of any new, additional or incomplete information not previously provided in accordance with each SOW Exhibit C , CLIENT shall promptly provide such information in writing to GEODIS. All Products delivered to GEODIS will be properly marked and packaged for handling. CLIENT shall furnish at or prior to such delivery, a manifest showing marks, brands, or sizes to be kept and accounted for separately, and the class of storage and other services desired. In the event that any Products constitute or contain Hazardous Materials as described in this MSA’s Section 14, CLIENT must include in the Item Master File described in the respective SOW Exhibit C such classification and provide all information necessary to allow GEODIS to safely handle, store and ship such Products in full compliance with all Laws and Regulations. (2) GEODIS is not liable for hidden, concealed, or latent defects in the Products. Concealed shortages, damage or tampering that occur outside of the Warehouse or outside of GEODIS’ control will not be the responsibility of GEODIS, nor will GEODIS be liable for loss or damage if caused by any act or omission of CLIENT, CLIENT’s contractors, a public authority or the inherent vice or nature of the Product, pest infestation, leakage from packages, variations in weights, shrinkage in weights, odor, rot, taint, mold or other inherent qualities of the merchandise, whether occurring while Products are in storage, being handled or for failure to detect or remedy the same, ; provided that GEODIS, upon becoming aware of such damage, should promptly notify CLIENT of the same. GEODIS assumes no responsibility for losses arising from any other cause beyond the control of GEODIS in the exercise of its duty of care as set forth above. Should any hidden, concealed or latent defect in the Products cause damage or harm to the Warehouse, CLIENT will be liable for such damages pursuant to terms of Section 10 of this MSA provided that GEODIS shall take all reasonable steps to mitigate any such damage or harm. Page 3

Execution Copy CLIENT shall not ship Products to GEODIS as named consignee. If Products are shipped to GEODIS as named consignee, CLIENT agrees to notify the carrier in writing prior to such shipment, with a copy of such notice to GEODIS, that GEODIS is a warehouseman and has no beneficial title or interest in such property. CLIENT further agrees that, if it fails to notify carrier as required by the preceding sentence, GEODIS shall have the right to refuse such Products and shall not be liable or responsible for any loss, injury or damage of any nature to, or related to such Products; provided, however, GEODIS shall notify CLIENT upon becoming aware that any such Products have been shipped to GEODIS as named consignee, and CLIENT shall have the opportunity to take necessary corrective action to enable GEODIS to accept such shipment(s). (3) GEODIS shall provide separate written notice and an action plan to CLIENT upon reaching 85% storage capacity at the Warehouse(s), written notice and action taken to increase capacity upon reaching 90% storage capacity at the Warehouse(s). Upon reaching 90% storage capacity, GEODIS and CLIENT shall collaborate in good faith to determine all available alternative storage options (including, without limitation, overflow storage in other GEODIS warehouse facilities, alternate short-term warehouse facilities, and yard storage in trailers) prior to GEODIS refusing to accept Products. Upon reaching 95% capacity, the following KPIs will be suspended: (i) Dock to Stock; and (ii) Standard Outbound On-Time Shipping. Once CLIENT has met 100% capacity, if the Parties have been unable to negotiate in good faith alternate suitable storage, GEODIS may notify CLIENT that GEODIS intends to refuse to accept any Products to the Warehouse and GEODIS shall incur no liability for such refusal. Warehouse capacity will be determined based upon available pallet positions following agreed upon product storage requirements which will include lot-controlled storage within an allowable rotation window based on product expiration. Capacity is not solely based upon total number of pallet positions. (4) GEODIS will provide immediate notice to CLIENT of any Products GEODIS reasonably believes are a danger to the Warehouse, products within the Warehouse, or to persons. To the extent the Products can be segregated within the Warehouse using commercially reasonable efforts: (i) GEODIS will segregate such Products; (ii) CLIENT will remove such Products within three (3) days of notice; and (iii) GEODIS shall incur no liability for such actions. C. Delivery Requirements (1) No Products shall be delivered or transferred except upon receipt by GEODIS of complete written instructions, including, if applicable, full compliance with Section 14 of this MSA. Written instructions shall include, but are not limited to, communication by Fax, EDI, Email or similar communication; provided, however that GEODIS shall have no liability (i) when relying on the information contained in the communication received, or (ii) handling or disposition of Products for which complete and accurate instructions have not been provided. Notwithstanding the foregoing, when no negotiable receipt is outstanding, Products may be delivered upon instruction by telephone in accordance with a prior written authorization and scheduled appointment, but GEODIS shall not be responsible for loss or error occasioned thereby. (2) When a negotiable receipt has been issued, no Products covered by that receipt shall be delivered or transferred on the books of GEODIS, unless the receipt, properly endorsed, is surrendered for cancellation, or for endorsement of partial delivery thereon. If a negotiable receipt is lost or destroyed, delivery of Products may be made only upon order of a court of competent jurisdiction or the award of an arbitration panel and the posting of security approved by the court or arbitration panel as provided by law. Page 4

Execution Copy D. Warehouse Management System Parties agree to exchange all the information necessary for the performance of the Agreement, preferably through data-processing systems. CLIENT shall transfer through data processing systems all the information necessary to GEODIS for dealing with the Services. The exchange of data will take place through the transmission of files, or interfacing of its data processing with the one of GEODIS. GEODIS shall use its own warehousing management system called “Synapse” to perform the Services. GEODIS has provided a comprehensive timeline of key milestones for integration development and testing for electronic data exchange (EDI) and the WMS as set forth in each SOW. GEODIS and CLIENT have collectively determined prior to the date of this MSA that CLIENT’s WMS is compatible and can be interfaced with GEODIS’ WMS. In order to set up the interface, CLIENT and GEODIS undertake to ensure continued compatibility with their respective WMS. The approximate cost of development of the interface is set forth in the respective SOW Exhibit B . E. Exclusivity. GEODIS and CLIENT acknowledge and agree that the Services provided hereunder are on a non- exclusive basis. CLIENT is free to contract with other third parties to provide services similar to the Services provided hereunder, and GEODIS is free to contract with other of its customers to provide services similar to the Services provided hereunder; however, for avoidance of doubt, GEODIS shall be the exclusive service provider at each of the Facilities under the MSA unless otherwise agreed by the Parties. 3. INDEPENDENT CONTRACTOR - NO SOLICITATION - EMPLOYMENT (1) In the performance of the Services hereunder, GEODIS shall act as an independent contractor and the employees of GEODIS and its subcontractors, if applicable, performing services hereunder shall not be deemed to be employees of CLIENT, and CLIENT shall not be responsible for their acts or omissions. GEODIS shall have the right, but not the obligation to hire any potential employee or contractor recommended by CLIENT. If any former CLIENT employee shall be hired by GEODIS, such employee shall start work as a new employee and receive no credit for prior service with CLIENT. GEODIS shall defend, indemnify, and hold CLIENT, any CLIENT customer, and each of CLIENT’s or a CLIENT customer’s officers, directors, agents and employees harmless from and against all loss, liability, damage, claim, fine, cost or expense, including reasonable attorney’s fees, arising out of or in any way related to third party claim for: (a) employment status or entitlement to any employee benefits of any GEODIS employees or GEODIS subcontractors used in the performance of the Services, including GEODIS employees or any temporary personnel, and specifically including, without limitation, any claims by temporary personnel against CLIENT claiming that such temporary personnel is an employee of CLIENT, (b) any claim by GEODIS employees or any temporary personnel (subcontracted by GEODIS) based on a violation of wage- hour, workers’ compensation, or other employment-related laws or regulations in the provision of Services, (c) any claim of any liability for premiums, contributions or taxes payable under any workers’ compensation, unemployment compensation, disability benefits, old age benefit or tax withholding law, health or retirement plans with respect to GEODIS employees or temporary personnel (subcontracted by GEODIS) fulfilling the Services hereunder, and (d) any claim for personal injury or workers’ compensation benefits asserted against CLIENT by GEODIS employees or temporary Page 5

Execution Copy personnel (subcontracted by GEODIS) related to fulfilling the Services hereunder, or in the event of death, by such employee’s or temporary personnel’s personal representatives, unless and to the extent such injury was caused by CLIENT , or its representatives, contractors, agents or employees. CLIENT hereby provides reciprocal indemnities and hold harmless assurances to GEODIS with respect to (a) through (e) above to the extent claimed by any CLIENT employee or CLIENT subcontracted temporary personnel against GEODIS. (2) During the Term of this MSA and any extensions thereof, and for a period of six (6) months thereafter, neither Party shall directly or indirectly solicit for employment or actually employ, retain, contract or otherwise hire any employees of the other Party involved in the performance, provision, procurement or evaluation of the Services, unless agreed to in writing by the other Party; provided that this prohibition shall not apply to any general solicitation not directed exclusively or primarily to individuals employed by the other Party. 4. RECORDS - AUDIT The keeping of records and the performance of clerical work provided hereunder shall be consistent with overall procedures established by GEODIS and CLIENT. Copies of the records to be kept hereunder shall be furnished to CLIENT upon request during the Term of the MSA. GEODIS reserves the right to charge CLIENT for the cost of providing such copies at a rate reasonable within the industry. CLIENT shall have the right, upon not less than one (5) business days’ prior notice to GEODIS, and on a reasonable basis, to enter and inspect the Warehouse and the Products in storage while accompanied by GEODIS personnel; provided that CLIENT will not cause undue interference with the operation of the Services and operations of the Warehouse Facility and will follow all GEODIS safety and security requirements and policies to the extent provided by GEODIS to CLIENT in advance and in writing. Not more than on a quarterly basis, and upon not less than ten (10) business days’ prior notice to GEODIS, CLIENT, at its expense, or its designee shall have the right to audit the books, invoices, records, and other documents that form the basis of invoicing CLIENT based on any pricing methodology, for the purposes of auditing the accuracy and propriety of any such costs, charges, fees, and invoicing practices. If such audit uncovers an overpayment of more than five percent (5%) of the amount billed in such quarter, GEODIS will reimburse both the overpayment amount and the cost of the audit; provided, however, such reimbursed audit cost will not exceed Twenty-Five Thousand Dollars ($25,000) annually. 5. COMPENSATION, PRICING AND FEES FOR SERVICES A. Initial Expenses CLIENT acknowledges that GEODIS has incurred or will incur certain startup costs in connection with the warehouse management of the Warehouse Facility. In consideration of such costs incurred by GEODIS, CLIENT agrees to reimburse GEODIS for such costs in the manner and conditioned upon the terms and conditions set forth in each SOW Exhibit B – “Rates” (as may be mutually amended from time to time by the mutual written consent of the Parties), in each case only subject to CLIENT’s prior written consent of GEODIS incurring such cost. Payment for such items shall be subject to the invoicing requirements set forth in Section 5.G below. B. Storage and Services Fees Page 6

Execution Copy The Parties agree to utilize the billing method as set forth in each SOW’s Exhibit B – “Rates” . C. Review of the Operating Parameters CLIENT acknowledges and agrees that the SOW pricing has been based on, inter alia, the Operating Parameters or other information provided by CLIENT. Upon either Party’s election, CLIENT and GEODIS will meet no later than six (6) months after the SOW Effective Date in order to ensure that the Operating Parameters are accurate and complete and reflect the correct assets, capital cost, equipment leases, resources and employees necessary for the first year of the SOW operations. If any gap or variations are identified, GEODIS and CLIENT shall have the right to propose a commercially reasonable adjustment to the applicable Rates consistent with market rates, either upward or downward (to be effective on a go-forward basis) to the level the SOW pricing would have been if Operating Parameters or other information had been accurate and complete, as well as a proposal to adjust any key performance metrics as set forth in the applicable SOW Exhibit D . In the event the Parties cannot agree to a change in the SOW pricing proposed under this Section 5.C, then the Parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this Agreement, which meeting shall occur no later than ten (10) days upon the requesting party’s notice thereof. The executives of both Parties shall meet at a mutually-acceptable time and place and, thereafter, as often as they deem reasonably necessary to attempt to resolve the dispute (hereinafter “Executive Resolution”). Should the Parties fail to resolve the pricing dispute within ten (10) days of such meeting, then either Party may terminate the applicable SOW in accordance with the termination provisions of Section 8 of this MSA; any requested termination by CLIENT shall be deemed a CLIENT Termination for Convenience and termination by GEODIS shall be deemed a GEODIS Termination for Cause. Should an SOW be terminated pursuant to this Section, then with respect to the termination amounts owed by Client, Client shall be relieved of paying GEODIS for lost revenue as otherwise required in Section 8.C.(2). At all times in negotiating any pricing, rate adjustments, or modification of any key performance metrics hereunder, both GEODIS and CLIENT agree to operate and negotiate in good faith. D. Scope Changes Notwithstanding anything to the contrary, at any time during any SOW Term upon the occurrence of an alteration in the scope of the Services, including variances in Operating Parameters or other information provided by CLIENT upon which the scope of Services was developed, or alteration in the Products, including product weights, mix, volumes, dimensions or profile, GEODIS or CLIENT may propose a commercially reasonably change in the SOW’s pricing consistent with market rates. Any such proposal shall endeavor to be made by giving written notice ten (10) days prior to the effective date of the new pricing specified in the notice, and the proposal shall contain specific details of the reason for the proposed change. Upon mutual agreement, the proposed new pricing shall become effective as of the date specified in the proposal and any such new pricing shall be effective for the remainder of the SOW Term, subject to further adjustment as provided in this MSA or applicable SOW. GEODIS shall not be obligated to perform the change in the scope of Services until the Parties agree on any applicable rate changes in writing. In the event the Parties cannot agree to a change in the SOW pricing proposed under this Section 5.D within forty-five (45) days, then the Parties shall engage in the Executive Resolution process set forth in Section 5.C above, after which, if the Parties are still unable to resolve the pricing dispute within ten (10) days of such meeting, then either Party may terminate the applicable SOW in accordance with the termination provisions of Section 8 of this MSA; any requested termination by CLIENT shall be deemed a CLIENT Termination for Page 7

Execution Copy Convenience and termination by GEODIS shall be deemed a GEODIS Termination for Cause. Should an SOW be terminated pursuant to this Section, then with respect to the termination amounts owed by Client, Client shall be relieved of paying GEODIS for lost revenue as otherwise required in Section 8.C.(2). All changes to the scope of Services or Rates will be documented in a formal amendment to the respective SOW, with the exception of any project change notice for an amount that is less than $75,000.00 (“ PCN ”) per notice, provided that PCNs shall be mutually agreed upon via electronic communication between the Parties without a formal amendment to the SOW. E. Annual Review Once per year, at a time and date mutually agreed upon by both parties, but no later than sixty (60) days before each SOW Term anniversary year, the Parties shall enter into good faith negotiations to reach agreement on any potential adjustment to the Rates for the next year of operations for each Warehouse and shall endeavor to conclude said negotiations within sixty (60) days of such date. If the Parties are not able to come to an agreement on the following year’s Rates, the pricing for the following year as to labor components only shall be adjusted according to the Consumer Price Index (CPI) Guidelines as published by the U.S. Government – reference: http://www.bls.gov/cpi/#tables. CPI adjustments shall become effective at the start of the upcoming SOW Term year. F. Exceptional Review GEODIS shall notify CLIENT of any variation in the costs to GEODIS of providing the Services (whether upwards or downwards) that arise as a consequence of: (i) any tax rate change, new tax, or classification of taxable services; (ii) any change in the Laws or Regulations that impacts the provision of Services; (iii) changes in the labor market that result in increases to hourly wages, temporary labor, benefits or other labor costs, including adjustments for wage inflation; or (iv) any other costs beyond GEODIS’s reasonable control. GEODIS shall substantiate such variation with information and supporting documentation as reasonably requested by CLIENT, whereupon GEODIS may propose an adjustment to the Rates. In the event the Parties cannot agree to a change in the Rates proposed under this Section 5.F within forty-five (45) days, then the Parties shall engage in the Executive Resolution process set forth in Section 5.C above, after which, if the Parties are still unable to resolve the pricing dispute within ten (10) days of such meeting, then either Party may terminate the applicable SOW in accordance with the termination provisions of Section 8 of this MSA; any requested termination by CLIENT shall be deemed a CLIENT Termination for Convenience and termination by GEODIS shall be deemed a GEODIS Termination for Cause. Should an SOW be terminated pursuant to this section, then with respect to any termination amounts owed by Client, Client shall be relieved of paying GEODIS for lost revenue as otherwise required in Section 8.C.(2). G. Invoices and Payment Terms GEODIS shall bill and invoice CLIENT as provided for in the SOW Exhibit B - “Rates.” Payment term conditions are also as follows: (1) Terms of payment shall be net [***] days from date of invoice and CLIENT agrees to pay all undisputed portion of invoices as submitted without set off, restriction, deduction or hold back during such timeframe or withholding. (2) All undisputed invoices greater than ten (10) days in arrears will be subject to a late fee of 1.5% per month, and any expenses related to collection and/or litigation, including Page 8

Execution Copy reasonable attorneys’ fees, collection agency fees, and court costs. Prior to the imposition of a late fee interest rate, GEODIS shall provide written notice (email to be sufficient) at least three (3) business days in advance in order to allow CLIENT the opportunity to immediately cure. (3) In the event CLIENT fails to timely pay an undisputed invoice and its account becomes greater than ten (10) days in arrears, GEODIS may notify CLIENT of its intent to suspend the provision of all or any part of the Services, which may then occur if CLIENT fails to pay such invoices within five (5) days from such notice. (4) Should CLIENT (i) fail to timely pay undisputed invoices more than two (2) times in a twelve-month period, or (ii) become greater than fifteen (15) days in arrears on an invoice, then GEODIS, in lieu of exercising its right of termination, may require CLIENT to provide advance payments or other security as a condition precedent to GEODIS continuing to provide the Services. GEODIS shall provide written notice (email to be sufficient) at least three (3) business days in advance of suspending the Services in order to allow CLIENT the opportunity to immediately cure. (5) CLIENT may dispute all or any portion of an invoice (“ Disputed Charge ”) within forty-five (45) calendar days of the date of the invoice provided that CLIENT shall (a) pay all undisputed amounts invoiced within the time period set forth above, and (b) notify GEODIS in writing as to the Disputed Charges and the detailed basis of CLIENT’s dispute as to such amounts. Within fifteen (15) calendar days following receipt of a timely filed Disputed Charge, GEODIS will investigate and determine the validity of CLIENT’s dispute. Any Disputed Charges that GEODIS determines in good faith should not have been billed to CLIENT will be promptly credited to CLIENT’s account, and any Disputed Charges that GEODIS determines in good faith should have been billed to CLIENT will be paid by CLIENT within ten (10) calendar days of GEODIS providing written notice of its determination, unless CLIENT is not satisfied with such determination in its sole discretion. If CLIENT is not satisfied with GEODIS’s determination, the Parties shall resolve the Disputed Charges pursuant to this MSA’s Section 21 Dispute Resolution. 6. SHIPMENT OF PRODUCT TO OR FROM THE WAREHOUSE H. Inbound Deliveries of Product to Warehouse CLIENT agrees not to ship or arrange for delivery of Products to each Warehouse as consignee in care of GEODIS. If, in violation of this MSA, any Products are shipped to GEODIS as the named consignee thereof, CLIENT agrees to notify the carrier, although named as consignee, is a warehouseman, and has no title or interest in the Products and shall not be responsible to pay freight charges related to any inbound shipment of Products. CLIENT further agrees that, if it fails to notify carrier as required by the preceding sentence, GEODIS shall have the right to refuse such Products and shall not be liable or responsible for any loss, injury or damage of any nature to, or related to such Products. I. Outbound Shipments from Warehouse GEODIS shall be responsible to arrange and coordinate the loading of Product into trailers provided by Carrier on outbound shipments of Product from each Warehouse. For purposes of this MSA, GEODIS's Services, including the care, custody and control of Product shall terminate upon acceptance by the carrier in a sealed trailer or other transit vehicle. CLIENT agrees to provide to GEODIS a reasonable period of time to satisfy Product delivery orders made by CLIENT, as further set forth in the applicable SOW Exhibit A – “Scope of Services” . Page 9

Execution Copy 7. TRANSFER AND REMOVAL OF PRODUCTS A. Transfer Should a GEODIS Warehouse lease not be coterminous with an SOW, then upon the expiration or non-renewal of such lease, GEODIS reserves the right to move, at its sole cost and expense, CLIENT’s Product to any of its other facilities, so long as it provides no less than ninety (90) days’ prior notice to Client and such move is within fifty (50) miles of the current Facility. With respect to any other transfer of Product, any move must be performed with the pre-approval of CLIENT, which is not to be unreasonably withheld, and any objection by CLIENT must be made within ten (10) business days of such notice from GEODIS. B. Removal If as a result of a quality or condition of the Products, the Products are a danger or hazard to other property, the Warehouse or to persons, GEODIS, on reasonable notification to CLIENT, GEODIS and CLIENT shall jointly review proposed solutions for alternative storage arrangements for such Products. If GEODIS and CLIENT are unable to agree upon an alternative storage arrangement for such Products, GEODIS may dispose of said Products in any lawful manner and shall incur no liability by reason of such disposal, and pending such disposal of the Products, GEODIS may remove the Products from the Warehouse and shall incur no liability by reason of such removal. 8. TERMINATION A. Termination for Convenience. Either Party may terminate this MSA in its entirety, or any individual SOW, for convenience in whole or in part from time to time (either a “ CLIENT Termination for Convenience ” or “ GEODIS Termination for Convenience ,” each individually a “ Termination for Convenience ”) upon giving written notice delivered by certified or registered mail not less than (i) three hundred sixty-five (365) days prior to the termination effective date in the case of a CLIENT Termination for Convenience, and (ii) three hundred sixty-five (365) days prior to the termination effective date in the case of a GEODIS Termination for Convenience (each being referred to herein as the “Termination Effective Date ”) as specified in the notice to the other Party. Except as otherwise mutually agreed, and subject to any obligations to provide transition assistance services hereunder, GEODIS shall discontinue the Services at the respective Warehouse(s) on the Termination Effective Date. B. Termination for Cause (1) Event of Default. Either Party may terminate an individual SOW (or this MSA in its entirety if Subsection 8.B.(2)b or Subsection 8.B.(3)c of this MSA are triggered) upon an event of default by the other Party (“ GEODIS Default ” and “ CLIENT Default ,” respectively, each individually an “ Event of Default ”) when such default is not remedied within the appropriate cure period identified below. Upon default and the defaulting party’s failure or inability to cure during the respective cure period, the non-defaulting Party shall be entitled to terminate any SOW so impacted (a “CLIENT Termination for Cause ” and “ GEODIS Termination for Cause ,” respectively), and to Page 10

Execution Copy claim damages for losses sustained as a result of such breach, subject to the limitations otherwise stated herein. (2) Each of the following events, and only the following events, shall be deemed a GEODIS Default: a. Delay in Services. GEODIS ceases providing all of the Services at a Warehouse for a period of three (3) consecutive days for any reason other than one or more of the causes specified in Section 12 of this MSA (“ Force Majeure ”). There shall be no cure period under this provision. b. Bankruptcy. The occurrence of any of the following events: (i) a petition in bankruptcy is filed against GEODIS, whether voluntary or involuntary, under the applicable law to GEODIS ; (ii) GEODIS makes an assignment for the benefit of its creditors; (iii) GEODIS is the subject of a proceeding by or against such Party to appoint a trustee or receiver for its assets; or (iv) GEODIS is dissolved or liquidated. There shall be no cure period under this provision. c. Material Breach . GEODIS commits a Material Breach of its obligations with respect to the MSA or any SOW, and such breach is not cured within thirty (30) days following written notice specifying the Material Breach from the CLIENT. “Material Breach” is specifically defined as a breach caused by the gross negligence or intentional misconduct of either Party which, with respect to a given breach, substantially affects the business of the non-breaching Party and deprives the non-breaching party of the benefit it reasonably expected to have, and that a reasonable person in the position of the non-breaching party would wish to terminate the SOW because of that breach. GEODIS’s failure to adhere to any key performance indicators or service level targets is not, in and of itself, a Material Breach of this MSA, unless such failure continues for the period specified in Exhibit D attached hereto. (3) Each of the following events, and only the following events, shall be deemed a CLIENT Default: a. Invoices. CLIENT fails to pay invoices due to GEODIS according to the terms of the Agreement, and CLIENT fails to cure for a period of ten (10) days following CLIENT’s receipt of written notice thereof. In the event payment is not timely made three (3) times during an operational year, CLIENT shall no longer be entitled to the ten (10) day cure period, and any further late payment during that year shall be considered an automatic CLIENT Default. b. Haz-Mat. CLIENT breaches any provision of Section 14 of this MSA (Haz Mat) and fails to cure within five (5) business days of notice thereof; provided that if such event is non-curable, the event shall be considered an automatic CLIENT Default. c. Bankruptcy. The occurrence of any of the following events: (i) a petition in bankruptcy is filed against CLIENT, whether voluntary or involuntary, under law applicable to the CLIENT; (ii) CLIENT makes an assignment for the benefit of its creditors; (iii) CLIENT is the subject of a proceeding by or against such Party to appoint a trustee or receiver for its assets; or (iv) CLIENT is dissolved or liquidated. There shall be no cure period under this provision. d. Material Breach. CLIENT commits a Material Breach of its obligations with respect to the Agreement, and such breach is not cured within thirty (30) days following written notice from GEODIS. Page 11

Execution Copy (4) Notice of Default Termination . In the event of a GEODIS Default or a CLIENT Default, the non-defaulting Party may terminate the respective SOW (or MSA, as applicable) by giving written notice to the other Party and specifying the Termination Effective Date and the basis for the termination, which shall be delivered by certified or registered mail. Upon termination pursuant to Subsection 8.B of this MSA, GEODIS shall, subject to any transition assistance services required hereunder, discontinue Services at that Warehouse on the Termination Effective Date, and CLIENT shall have no further liability hereunder, save for those obligations intended to survive this Agreement, specifically including, but not limited to, the items set forth in Section 8.C of this MSA. (5) Services upon Default. Upon the event of a CLIENT Termination for Cause, should CLIENT elect to take assignment of the lease pursuant to Subsection 8.C.(3) below, CLIENT shall have the right to take over the uncompleted Services and complete the same, at which time GEODIS shall be relieved of all obligations under the Agreement with respect to such operation and any respective Lease, except for those mutually agreed upon and those that survive pursuant to Section 31 of this MSA (Survival); provided that CLIENT may not engage a third party competitor of GEODIS to perform the Services at the Warehouse unless CLIENT is the lessee of the Warehouse. Such election to take over services shall be made within thirty (30) days from written notice of termination by CLIENT. Following any CLIENT Termination for Cause, GEODIS shall cooperate with CLIENT and, if applicable, its designated third party logistics provider, to effectuate a smooth transition, at GEODIS’ sole cost and expense and without reimbursement, of the Services (the “Transition Assistance Services” ). Such Transition Assistance Services shall be for a reasonable duration, not to exceed three (3) calendar months. Additionally, in the event of a CLIENT Termination for Cause, CLIENT shall have the right to receive from GEODIS all actual and direct damages incurred as a result of such termination, specifically including, without limitation, all Costs to Cover, penalties assessed against CLIENT by its retailers incurred during transition, any loss or damage to Products incurred during transition of the Services, and all actual costs incurred by CLIENT to transition the Services; provided however that the remedies set forth herein are liquidated damages and CLIENT’s exclusive remedies for a CLIENT Termination for Cause event, and in each case subject to the limitations of liability set forth in Section 10.E. For the purposes of this Section 8.B.(5), the term “ Cost to Cover ” shall mean the actual cost incurred by CLIENT to retain the Services from a third-party logistics provider for the balance of the then remaining Term, minus the cost expected to be incurred by CLIENT hereunder for the balance of the then remaining Term. C. Obligations Following Termination In the event of a CLIENT Termination for Convenience, or the event of a GEODIS Termination for Cause, CLIENT shall pay to GEODIS as follows with respect to each SOW termination, as applicable: (1) CLIENT shall pay to GEODIS compensation for actual services performed through the Termination Effective Date. (2) CLIENT shall pay to GEODIS an amount equal to three (3) months or the remaining months of the SOW Term, whichever is less, of the monthly average revenue generated by GEODIS for the performance of the Services at the Warehouse, calculated over the previous twelve (12) month period prior to the notice of termination; and, (3) CLIENT shall pay to GEODIS any unamortized or otherwise unpaid portions of all Initial Expenses (including IT development costs) and Asset Costs (stationary and non- stationary) as further set forth in the schedules on Exhibit B - Rates . GEODIS shall provide CLIENT documents establishing the purchase price of such equipment and systems, and amortization Page 12

Execution Copy calculations establishing the unamortized cost of such equipment and systems. At CLIENT’s election, and upon full payment of the Asset Costs and all other amounts due and owing under this Agreement, GEODIS agrees to transfer title to any removable and non-IT assets and equipment, to the extent such items are not currently being leased by GEODIS, on an AS-IS basis to CLIENT or its designated third-party logistics provider; provided that any such assets that are not removed by CLIENT at the end of the Term shall remain the property of GEODIS, and with respect to any and all assets removed by CLIENT from the Warehouse, CLIENT will be responsible for the removal costs of such assets and related repair costs associated with the removal. With respect to any leased assets, including the racking and the gantry, those operating leases will be assigned to CLIENT or CLIENT’s third-party logistics provider subject to lessor’s approval and subject to the same payment and removal obligations set forth above for title transfer; and, (4) With respect to any Warehouse lease, CLIENT will elect, within thirty (30) days of the notice of any termination, to either: (a) have GEODIS assign the respective Warehouse lease, to either CLIENT or CLIENT’s designated third party logistics provider; provided that such election must be made with the consent of the landlord, and may not be elected if the Warehouse is not a dedicated facility to CLIENT at such time, and upon such election CLIENT will continue to reimburse GEODIS for all lease payments until the lease assignment is executed, or (b) CLIENT will elect for GEODIS to attempt to effect and early termination of such Warehouse lease, whereupon CLIENT will reimburse GEODIS any applicable early termination fee, or, to the extent GEODIS is unable to effect an early termination of such Warehouse lease, CLIENT will pay to GEODIS the amounts, or portions thereof, required to be paid by GEODIS (as incurred) to cover GEODIS’ monthly total rental obligations under the applicable Warehouse lease hereunder, until the earlier of (i) the expiration of the Term of the applicable SOW, (ii) expiration of the term of the applicable Warehouse lease, or (iii) GEODIS secures a replacement client to occupy the portion of the Warehouse that is dedicated to providing the Services for the Client hereunder, upon which CLIENT’s lease payments will be reduced accordingly on a per square foot basis; and, (5) To the extent employees or temporary personnel are unable to be redeployed to other of GEODIS’ operations after taking commercially reasonable measures, GEODIS shall terminate any temporary labor contracts, and CLIENT shall pay to GEODIS all severance, redundancy pay and other compensation payable to GEODIS employees arising out of the termination of their employment contract as a result of the termination of the respective SOW; provided that such amounts shall be calculated on a reasonable basis. (6) At CLIENT’s election, which shall be exercised within thirty (30) days of any notice of termination, and upon payment of all other amounts due and owing under this Agreement, CLIENT shall either (a) have GEODIS, to the extent possible under such lease agreements, will assign any Equipment Leases covering equipment dedicated to providing the Services for CLIENT hereunder to CLIENT or CLIENT’s designated third party logistics provider, or (b) request that GEODIS attempt to either redeploy the equipment covered by such Equipment Leases to other of GEODIS’ operations to the extent commercially reasonable, or effect a cancellation of such Equipment Leases, whereupon CLIENT will reimburse GEODIS for any applicable early termination fee(s), or, to the extent GEODIS is unable to effect an early termination of such Equipment Leases, CLIENT will pay to GEODIS the amounts, or portions thereof, required to be paid by GEODIS (as incurred) to cover GEODIS’ monthly rental obligations under such Equipment Leases until the earlier to occur of (i) the expiration of the term of the applicable SOW, (ii) expiration of the applicable term of the Equipment Lease(s), or (iii) GEODIS is able to redeploy the equipment covered by such Equipment Leases to other of GEODIS’ operations, upon which CLIENT’s obligation will be reduced accordingly; and, Page 13

Execution Copy (7) All current and outstanding invoices with respect to services performed by GEODIS pursuant to any other agreements by and between GEODIS and CLIENT. Further, CLIENT will reimburse GEODIS for the cost of (i) returning the Warehouse and Warehouse Yard to the condition required in GEODIS’ lease covering the Warehouse space, ordinary wear, tear, and building enhancements excepted, and (ii) removing the racking, gantry, and aerosol cage, together with repairing any damage to the Warehouse caused by said removal. Routine maintenance obligations are specifically a GEODIS obligation. The total amount to be paid by CLIENT to GEODIS pursuant to this Subsection 8.C is referred to herein as the “ Termination Amount ”. The Parties acknowledge and agree that (i) the damages to GEODIS in the foregoing circumstances would be difficult or impossible to accurately estimate, (ii) the Termination Amount has been negotiated by the Parties not as a penalty but as a good faith attempt by the Parties hereto to arrive at a reasonable estimate of such damages and (iii) in any action against CLIENT for the payment of the Termination Amount, the reasonableness of such amount shall be presumed. The Termination Amount should be paid by CLIENT in full within thirty (30) days of the Termination Effective Date. Without limiting the foregoing, GEODIS reserves the right to require CLIENT to pay all Termination Amounts owed prior to any Product or assets being removed from any Warehouse. D. Expiration of Term In the event that either Party elects to not renew an SOW Term (be it in the initial Term or Renewal Term), in addition to any other payments that may be required under the Agreement, CLIENT will: (i) pay all unamortized portions of Asset Costs (stationary and non-stationary) and Leased Costs incurred to provide the Services, if any, and only to the extent such amounts are set forth on Exhibit B – “Rates” (the “ Expiration Amounts ”); and (ii) CLIENT will reimburse GEODIS for the cost of (i) returning the Warehouse and Warehouse Yard to the condition required in GEODIS’ lease covering the Warehouse space, ordinary wear, tear, and building enhancements excepted, and (ii) removing the racking, gantry, and aerosol cage, together with repairing any damage to the Warehouse caused by said removal. Routine maintenance obligations are specifically a GEODIS obligation. GEODIS shall provide CLIENT documents establishing the purchase price of such assets, systems, and leases and amortization calculations establishing the unamortized cost of such items. Without limiting the foregoing, GEODIS reserves the right to require CLIENT to pay any and all amounts owed to GEODIS prior to any final Product being removed from any Warehouse. E. Reservation of Rights Any termination of an SOW or the MSA under this Section 8 (Termination) shall be without prejudice to each Party's accrued rights hereunder and any action related to termination shall be in accordance with the provisions of this MSA’s Section 22 (Arbitration Agreement). 9. TRANSITION OF OPERATIONS A. Transition upon Non-Renewal or CLIENT Termination for Convenience In the event that either Party elects to not renew an SOW Term (be it in the initial Term or Renewal Term), or CLIENT gives notice of a Termination for Convenience, then, unless GEODIS agrees otherwise in writing, CLIENT shall take no adverse action thereafter to reduce the volume or type of Services to be provided by GEODIS from the volume and type of Services provided by GEODIS at the applicable Warehouse during the twelve (12) month period prior to such notice. Notwithstanding Page 14

Execution Copy the foregoing, CLIENT shall, at least 30 days, but no more than 45 days prior to the Termination Effective Date, discontinue all shipments of Products to the Warehouse and provide GEODIS with directions to ship all Products, and remove and ship all CLIENT assets and equipment, from such Warehouse. These services shall be billed at the rates set forth in the respective SOW Exhibit B – “Rates”. Following the expiration of the applicable SOW Term, at CLIENT’s request, GEODIS will continue to provide transition assistance services at a rate mutually agreed upon by both CLIENT and GEODIS. B. Transition upon Termination for Event of Default If either Party gives written notice to terminate the MSA, or individual SOW, on account of an Event of Default by the other Party, CLIENT shall, as soon as possible following such notice, discontinue all shipments of Products to all affected Warehouses and provide GEODIS with directions to ship all Products, and remove and ship all CLIENT assets and equipment, from such Warehouses. These services shall be billed at the warehouse labor rates set forth in the respective SOW Exhibit B – “Rates”. Following the expiration of the applicable SOW Term, at CLIENT’s request, GEODIS will continue to provide transition assistance services at a rate mutually agreed upon by both CLIENT and GEODIS. Notwithstanding the forgoing, in the event that GEODIS has terminated an SOW for cause, GEODIS shall be under no obligation to perform transition services for CLIENT unless and until all open invoices have been timely paid, and GEODIS may reserve the right for all invoices during such transition period to be pre-paid by CLIENT. C. Transition, Generally This Subsection 9.C applies to all transitions in general, regardless of whether it was by termination or expiration. The Parties will work together in good faith to develop a mutually agreed upon transition plan to effectuate the transition of the Services to CLIENT, or such party as CLIENT may designate, provided that GEODIS will not be required to share Confidential Information with such third parties. During any transition period, any key performance indicators or service level standards and reporting requirements will be suspended; however, they will continue to be reported to CLIENT. If on or after the Termination Effective Date, or end of SOW Term, as the case may be, any Products or CLIENT asset or equipment remain at the respective Warehouse(s), GEODIS shall provide one final notice to CLIENT to remove said items, and if such items remain at the Warehouse five (5) business days after notice to remove has been given to CLIENT, then GEODIS may, in its discretion, consider such property abandoned and take all actions with respect thereto allowed under applicable law. The termination or expiration of any individual SOW shall not affect either Party’s remaining obligations with respect to the MSA or other SOWs. 10. INDEMNIFICATION AND INSURANCE A. Indemnification by GEODIS In addition to the indemnities set forth elsewhere in this Agreement or an applicable SOW, GEODIS shall indemnify, defend and hold CLIENT, and their respective affiliates, subsidiaries, parent and related companies, and all of their employees, agents, officers, directors, shareholders, members and personnel (collectively, the “ CLIENT Indemnitees ”) harmless from any damages, costs, expenses, losses, fines, taxes, penalties, attorney fees, or liabilities (“ Losses ”) that CLIENT Indemnitees incur in connection with this Agreement and to the extent arising from the negligence or willful misconduct of GEODIS and which result from, arise out of, or relate to third-party claims for (i) physical injury, death, property damage or property loss sustained by any person, arising out of or resulting directly from the willful or negligent acts or omissions of GEODIS in the performance of Services hereunder Page 15

Execution Copy (ii) any failure by GEODIS to comply with any law in any respect relating to or connected with the Products that CLIENT has specifically notified GEODIS of pursuant to this Agreement or which apply to the provision of the Services hereunder, (iii) the period of employment of any person with GEODIS, (iv) a breach by GEODIS or any of its affiliates of any agreement between GEODIS or any of its affiliates and such third party, in each case subject to the limitations as set forth in Subsection 10.E below (Limitations on Liability). B. Indemnification by CLIENT In addition to any other indemnification by CLIENT set forth elsewhere in the Agreement, including Section 14 below (Haz-Mat), CLIENT shall indemnify, defend and hold GEODIS and their respective affiliates, subsidiaries, parent and related companies, and all of their employees, agents, officers, directors, shareholders, members and personnel (collectively, the “ GEODIS Indemnitees ”) harmless from any Losses incurred in connection with this Agreement to the extent arising from the negligence or willful misconduct of CLIENT, or its affiliates, agents, or subcontractors, and which result from, arise out of, or relate to third-party claims for (i) physical injury, death, property damage or property loss sustained by any person on the Warehouse property, including the parking lots, loading docks and common areas, arising out of or resulting directly from the willful or negligent acts or omissions of CLIENT or its affiliates, agents, or subcontractors, (ii) any failure by CLIENT or its affiliates, agents or third-party services providers to comply with any law in any material respect relating to or connected with the Products, including the failure to pay any fees, taxes, levies or similar obligations, (iii) the design, manufacture, quality, condition, packaging, packing, labeling, transport, import, export, delivery, purchase, sale, use, discharge, or disposal of, or exposure to, or contact with, any Product by any person and which does not result from any act or omission of GEODIS; (iv) any inaccurate, incomplete or misleading information, data, or instructions furnished by CLIENT to GEODIS, or any failure of CLIENT to furnish any information, data, or instructions that CLIENT is obligated to furnish pursuant to this Agreement; (v) the contamination of a Warehouse by CLIENT during, or subsequent to the Term; (vi) the contamination of any property of any third party to the extent caused by CLIENT prior to, during, or subsequent to the Term; (vii) CLIENT’s or any third party’s title to or interest in the Products; (viii) breach of any of CLIENT’s obligations pursuant to Section 9 (Transition of Operations) and Section 14 (Haz-Mat) of this Agreement, (ix) any lease assigned to CLIENT upon termination of this Agreement with respect to Losses arising on or after the effective date of such termination; (x) a breach by CLIENT or any of its affiliates of any agreement between CLIENT or any of its affiliates and such third party; (xi) the employment or termination of employment of any person by CLIENT or its affiliates or third party service providers, and (xii) any WARN Act liability, to the extent incurred due to CLIENT’s direction to cease or substantially decrease operations with less than 120 days prior notice, to the extent such liability could not have been otherwise reasonably avoided by GEODIS and further to the extent such liability was not the result of a CLIENT Termination for Cause or a GEODIS Termination for Convenience. C. Third Party Claim Procedure An indemnifying Party’s obligations to indemnify and defend are expressly conditioned upon, (1) being provided prompt written notice of any indemnification claim by the indemnified party; provided, that a failure to provide such prompt notice shall not release the indemnifying party from its obligations except to the extent such lack of timely notice materially impacts the ability of the indemnifying party to defend against the claim, (2) the indemnifying party having the sole right to control the defense, and to agree to any cash settlement, adjustment or compromise of the claim; provided, that (a) any settlement, adjustment, or compromise of the claim shall not result in any financial or non-financial obligations and/or admissions of guilt being imposed on the indemnified party without the prior Page 16

Execution Copy written consent of the indemnified party in its sole discretion, and (b) the indemnified party may employ separate counsel at its own expense to participate in the defense of the claim, and (3) the indemnified party providing reasonable cooperation with the indemnifying party in the defense of the claim. The indemnified party shall have no authority to settle any claim on behalf of the indemnifying party without the consent of the indemnifying party. D. Insurance (1) GEODIS Insurance . GEODIS shall maintain in effect during the Term of this Agreement insurance as set forth below. a. Workers Compensation insurance as required by applicable law, and Employer’s Liability insurance with a minimum limit of $3,000,000 per employee, per accident. b. Commercial General Liability insurance on an occurrence basis covering claims of bodily injury, death, property damage, products and completed operations, and personal and advertising injury, with a minimum limit of $5,000,000 per occurrence. c. Automobile Liability insurance on an occurrence basis covering claims of bodily injury, death, and property damage, according to statutory law with a minimum limit of $1,000,000 per occurrence. Such insurance shall include coverage for Owned, Hired, and Non- Owned automobiles. d. Unless stated otherwise in the SOW, Warehouseman’s Legal Liability insurance covering GEODIS’ liability for loss or damage to Products, with a limit of $1,000,000 per occurrence and $5,000,000 per year. (2) CLIENT Insurance. CLIENT, at its cost and expense, shall provide and keep in effect during the Term of this Agreement, insurance as set forth below. a. Workers Compensation insurance as required by applicable law, and Employer’s Liability insurance with a minimum limit of $1,000,000 per employee, per accident. b. Commercial General Liability insurance on an occurrence basis covering claims of bodily injury, death, property damage, products and completed operations, and personal and advertising injury, with a minimum limit of $1,000,000 per occurrence. All minimum insurance limits required by this Section may be met through a combination of primary and umbrella or excess policies, provided that the umbrella or excess policies “follow form” of the underlying policies. All policies maintained by both Parties shall be issued by an insurance company with a minimum A.M. Best Rating of A-VII. The Parties specifically agree that Products are not insured by GEODIS against loss or injury however caused and therefore GEODIS will not provide “all risk” property insurance, which is primarily for the owner of property and covers perils beyond that which a reasonably careful warehouseman would be liable. GEODIS and CLIENT each waive, and shall cause their respective insurance carriers to waive, any and all rights to recover against the other for loss or damage to property or injury to a person (including deductible amounts) arising from any cause covered by any insurance policy required to be carried pursuant to this MSA. Page 17

Execution Copy Prior to the execution of this MSA, and annually thereafter and upon reasonable request, each Party shall provide to the other insurance certificates and copies of any endorsements necessary to evidence the coverage required by this MSA. Acceptance of delivery of any certificates of insurance does not constitute approval or agreement by a Party that the insurance requirements of this section have been met, and failure of a Party to identify a deficiency from evidence provided will not be construed as a waiver of the other Party’s obligations to maintain such insurance. Each Party shall provide, or cause its insurers to provide, 30 days’ written notice to the other prior to the cancellation or non-renewal of any of the above-listed policies. E. Limitations on Liability Notwithstanding anything contained herein to the contrary, liability is limited as follows: (1) GEODIS shall not be liable for any loss or injury to Products stored, however caused, unless such loss or injury resulted from the failure by GEODIS to exercise such care in regard to them as a reasonably careful warehouseman would exercise under like circumstances; and (2) CLIENT declares that damages under the Agreement for loss or damage to Product in excess of the shrink allowance (as described in subsection (3), below) and resulting from GEODIS' failure to exercise reasonable care as described in Section 10.E.(1) are to be calculated based on the Product’s manufactured cost, plus incoming freight charges and applicable taxes, without mark- up, less applicable manufacturers’ allowances, discounts, credits, rebates, reductions for non- conforming goods and similar deductions (the “Landed Cost”). Such damages will be capped at the lessor of (a) CLIENT’s actual damages based on the Landed Cost or (b) Warehouseman Legal Liability insurance coverage per occurrence as provided for herein; and (3) For each Warehouse, CLIENT agrees to (a) for the first six (6) months following go-live at a Warehouse, a [***] shrink allowance, and (b) for month seven (7) and for the balance of the Term of the applicable SOW, a [***] shrink allowance, based on the Landed Cost of Products stored for a period of one year for loss due to damage, mysterious disappearance or other inventory shrink. Shrinkage is measured as the inventory reflected in WMS against cycle count inventory, as determined at the end of each year during the Term. Shrink allowance will be applied against the net results of the physical inventory and cycle count adjustments made during the one-year period; and (4) GEODIS shall not be liable for demurrage or detention, delays in unloading inbound cars, trailers or other containers, or delays in obtaining and loading cars, trailers or other containers for outbound shipment unless GEODIS has failed to exercise reasonable care. In the event GEODIS, for the convenience of CLIENT and Carriers, permits Carriers to drop or park trailers or containers on the Warehouse Yard, the Parties shall endeavor to execute a separate written agreement governing the terms of liability with respect thereto within sixty (60) days of the SOW Effective Date; (5) EXCEPT FOR (A) THE PARTIES’ RESPECTIVE INDEMNIFICATION AND CONFIDENTIALITY OBLIGATIONS HEREUNDER, OR (B) TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A PARTY, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR CONSEQUENTIAL, INDIRECT, INCIDENTAL, PUNITIVE, SPECIAL, RELIANCE, OR SIMILAR DAMAGES, LOSSES OR EXPENSES, LOST PROFITS, CHARGEBACKS (UNLESS AND TO THE EXTENT PROVIDED FOR IN EACH SOW), SAVINGS, COMPETITIVE ADVANTAGE, OR GOODWILL, OR THE INTERRUPTION OF THE OTHER PARTY’S BUSINESS, UNDER OR IN CONNECTION WITH THE AGREEMENT (HOWEVER, IN NO EVENT, INCLUDING Page 18

Execution Copy WITH RESPECT TO (A) OR (B) ABOVE SHALL GEODIS BE LIABLE FOR LOST PROFITS); EVEN IF THE FOREGOING ARE DEEMED DIRECT DAMAGES OR IF SUCH PARTY HAS BEEN ADVISED OF THEIR POSSIBLE EXISTENCE. EXCEPT WITH RESPECT TO CLAIMS FOR DAMAGE OR LOSS OF PRODUCTS, OR EXCEPT TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF GEODIS, GEODIS’ LIABILITY TO CLIENT OR TO ANY THIRD PARTY (WHETHER STATUTORY OR COMMON LAW AND WHETHER IN CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY, BAILMENT, FIDUCIARY RELATIONSHIP, EQUITY, OR OTHERWISE) UNDER OR IN ANY MANNER RELATED TO THIS AGREEMENT SHALL NOT EXCEED THREE MILLION DOLLARS ($3,000,000) IN ANY TWELVE (12) MONTH PERIOD. THIS IS A SERVICES AGREEMENT. GEODIS, AND ITS AFFILIATES AND SUBCONTRACTORS, MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY REGARDING THE MERCHANTABILITY, FITNESS FOR PARTICULAR USE OR PURPOSE, ORIGINALITY, OR RESULTS TO BE DERIVED FROM THE USE, OF THE SERVICES; PROVIDED, HOWEVER, GEODIS EXPRESSLY REPRESENTS AND WARRANTS TO CLIENT THAT GEODIS WILL PROVIDE THE SERVICES IN A PROFESSIONAL MANNER IN ACCORDANCE WITH INDUSTRY STANDARDS. GEODIS facilities, equipment, software or other items provided or utilized by GEODIS or its affiliates, subcontractors, or licensors in connection with the Services are provided or utilized “AS IS” without any warranty. Each Party shall have a duty to use commercially reasonable efforts to mitigate the other Party’s damages and liability under the Agreement. 11. TAXES CLIENT will either pay directly all taxes, licenses, charges, and assessments levied by government authority upon the Products and Services or to reimburse GEODIS therefore if paid by GEODIS. GEODIS assumes full responsibility for the payment of all federal and state social security and unemployment compensation taxes, withholding taxes, and all other taxes or charges applicable to GEODIS' employees performing Services hereunder. 12. FORCE MAJEURE Neither Party shall be liable for damage to Products or delays and/or defaults in its performance under the Agreement due to causes beyond its control and without its fault or negligence, including, but without limiting the generality of the foregoing: acts of God, or of the public enemy; fire or explosion; flood; actions of the elements; war; acts of terrorism; cyber-attacks, riots; embargoes; quarantine; third- party strikes, lockouts, or disputes with workmen or other non-GEODIS labor disturbances; total or partial failure of transportation, delivery facilities, or supplies; acts or requests of any governmental authority; or any cause beyond its control, including without limitations the acts or omissions of any Parties other than GEODIS or CLIENT, whether or not similar to the foregoing provided that the Party whose performance is affected gives written notice of the force majeure to the other Party within ten (10) days of its first occurrence (any such event, a “ Force Majeure Event ”). Both Parties shall take commercially reasonable steps to mitigate the loss, damage, or delay that could be caused by a Force Majeure Event. In the event of a Force Majeure Event, CLIENT shall compensate GEODIS for all Services provided during the period of the Force Majeure Event, but shall not be required to compensate GEODIS for Services not performed during the period of the Force Majeure Event. 13. TITLE Page 19

Execution Copy A. Right to Store Products CLIENT represents and warrants that it is the lawful owner and lawfully in possession of the Products and has the right and authority to contract with GEODIS for the Services contemplated by the Agreement relating to those Products. CLIENT agrees to indemnify and hold GEODIS harmless for all loss, cost and expense (including reasonable attorneys’ fees) which GEODIS pays or incurs as a result of any dispute or litigation, whether instituted by GEODIS or others, respecting CLIENT’s right, title or interest in the Products covered by the Agreement. B. Warehouse Receipt and Lien GEODIS shall not permit any lien or other encumbrance to be placed on the Products while they are in GEODIS's possession. Title to the Products as between CLIENT and GEODIS shall at all times remain with CLIENT. Notwithstanding the foregoing, GEODIS shall have a general warehouseman's lien on the Products pursuant to Section 7-209 of the Uniform Commercial Code (“ UCC ”) for any unpaid and undisputed charges for Services of any kind rendered pursuant to this Agreement (including, initial expenses, asset costs, storage, handling, transportation, demurrage, terminal charges, insurance, labor) and other charges present or future with respect to the Products or Services, advances or loans by GEODIS, and for expenses necessary for preservation of the Products or reasonably incurred in their sale pursuant to law, regardless of whether a physical warehouse receipt has been issued or receipt of Products is indicated by electronic or other documentation. Pursuant to Section 7-209, the foregoing general warehouseman’s lien shall not be specific to charges and expenses with respect to each Product, but shall apply generally to all Product in GEODIS’ possession, and the lien shall be for all charges and expenses with respect to all Products for which GEODIS provides or provided Services pursuant to this Agreement. In order to protect its lien, GEODIS reserves the right to require advance payment of all charges prior to shipment or release of Products. 14. HAZARDOUS MATERIALS & WASTE For purposes of this Agreement the term “ Hazardous Materials ” (i.e. Fully Regulated, Limited Quantity, Excepted Quantity, and/or Lithium Batteries) shall include Hazardous Materials as defined within 49 C.F.R. Parts 105 through 180, Hazardous Substances, as defined in 42 U.S.C. Section 9601, Hazardous Materials as defined within US Postal Service Publication 52 and the same or similar term (i.e. Dangerous Goods) defined by any other federal, state or local statute, ordinance or international regulation such as current publications for air shipments within International Air Transport Association (IATA) or Ocean/Sea shipments within International Maritime Dangerous Goods Code (IMDG) A. CLIENT warrants that none of the Products, goods or materials which CLIENT will submit to GEODIS for the purposes of this Agreement, constitute or contain Hazardous Materials unless provided in compliance with this Section 14 and all applicable Laws and Regulations. B. CLIENT shall not deliver to GEODIS any Products, goods or materials that constitute or contain Hazardous Materials, as defined in this Agreement, unless, prior to delivery of such Hazardous Materials, CLIENT has: (1) notified GEODIS, in writing, of CLIENT’s intent to deliver such Hazardous Materials; (2) understanding hazardous materials ground shipments are restricted to the contiguous 48 states and ground shipments to AK, HI, U.S. Territories to include Military Installations Page 20

Execution Copy are blocked unless CLIENT has GEODIS preapproval to convert the ground shipments to regulated air or ocean shipments; (3) provided GEODIS, in writing, the intent to have GEODIS properly package and label Hazardous Materials (as defined 19 above) for air or ocean shipment due to the higher cost to train, package and label with higher shipment fees; (4) provided GEODIS, in writing, the intent to have GEODIS properly package and label Hazardous Materials (as defined above) for US Postal Service and/or Bulk Mail Consolidator (utilization of USPS for final mile delivery) due to the higher cost to train, package, and label. (5) provided Safety Data Sheets (“ SDS ”) or other written information, satisfactory to GEODIS, in its sole discretion, which details the nature of the Hazardous Materials and any packaging or shipping specifications or limitations, and amended or updated Item Master, to reflect all such requirements; and in the event a SDS is not available, CLIENT will provide accurate transportation information. (6) GEODIS, in its sole discretion, has, in writing, approved the delivery of such Hazardous Materials, and the amendments or modifications to the Item Master. C. If any Products, goods or materials which were not Hazardous Materials at the time CLIENT delivered them to the possession of GEODIS shall subsequently be classified to constitute or contain Hazardous Materials, as defined in this Agreement, CLIENT shall immediately notify GEODIS that such products, goods or materials have been classified to constitute or contain Hazardous Materials, and shall provide GEODIS the information required by Subsection 14B above within twenty-four (24) hours of CLIENT learning that the Products, goods or materials have been classified to constitute or contain Hazardous Materials. D. If CLIENT gives notice to GEODIS, as provided for in Subsection 14C above, that Products, goods or materials which have been previously delivered to GEODIS have subsequently been classified as constituting or containing Hazardous Materials, or if GEODIS independently discovers that such items are classified as constituting or containing Hazardous Material, GEODIS may, in GEODIS’s sole discretion, elect, in writing, to either continue to store, handle and ship the Products, goods and materials constituting or containing Hazardous Materials, or, alternatively, to give notice to CLIENT that all such Products, goods or materials will be returned to CLIENT, or delivered to CLIENT’s designee, as soon as reasonably possible, at CLIENT’s expense. (1) If GEODIS elects to continue to store, handle and ship such Products, goods or materials, GEODIS may relocate such Products, goods or materials within the Warehouse for purpose of proper storage, and all expenses and costs so incurred shall be considered as Services rendered for purposes of this Agreement and subject to the provisions of this Agreement. Additionally, Products, goods or materials, will be placed on hold and not shipped until CLIENT has provided GEODIS accurate transportation information and all expenses and costs so incurred shall be considered as Services rendered for purposes of this Agreement and subject to the provisions of this Agreement. (2) If GEODIS, in its sole discretion, elects to require the return of such Products, goods or services to CLIENT, then GEODIS may, at its sole discretion, utilize the services of an independent contractor which specializes in handling, packaging and shipments of Hazardous Materials, and charge all expenses and costs so incurred back to CLIENT, and such expenses and costs shall be considered as Services rendered for purposes of this Agreement and subject to the provisions of this Agreement. E. Should CLIENT deliver any Products, goods or materials to GEODIS, which CLIENT reasonably believed at the time not to constitute or contain Hazardous Materials, but which in fact did, at the time of delivery to the Warehouse, constitute or contain Hazardous Materials, the Page 21

Execution Copy provisions of Subsection 14D above shall control for purposes of the return of such materials to CLIENT, while the provisions of Subsection 14F shall control for purposes of liability and indemnification. F. If CLIENT knowingly or unknowingly tenders GEODIS Products, goods or materials which constitute or contain Hazardous Materials and/or Hazardous Waste, without complying with the requirements of this Section 14, CLIENT shall indemnify, defend and hold GEODIS harmless against any and all liability which may arise from or relate to the classification, storage, or transportation of such Hazardous Materials and/or Hazardous Waste, such liabilities including, but not limited to, any cargo loss or damage and/or any party and/or third party claims for personal injury, death and/or property damage, including but not limited to damage to the environment, attorney’s fees and/or any penalties or fines levied upon GEODIS by any local, state or federal agency. GEODIS recognizes the definitions below when referencing the following terms: (1) Hazardous Materials (49CFR §171.8) a substance or material that the Secretary of Transportation has determined is capable of posing an unreasonable risk to health, safety, and property when transported in commerce, and has designated as hazardous under section 5103 of Federal hazardous materials transportation law (49 U.S.C. 5103). The term includes hazardous substances, hazardous wastes, marine pollutants, elevated temperature materials, materials designated as hazardous in the Hazardous Materials Table (see 49 CFR 172.101), and materials that meet the defining criteria for hazard classes and divisions in part (40CFR §173). (2) Hazardous Waste (40 CFR §261.3(a)) A solid waste, as defined in § 261.2, is a hazardous waste if it is not excluded from regulation as a hazardous waste under § 261.4(b) and exhibits any of the characteristics of hazardous waste or is listed wasted identified in 40CFR §239 through 40CFR §282. Any solid waste exhibiting a characteristic of hazardous waste under 40 CFR §262 is a hazardous waste only if it exhibits a characteristic that would not have been exhibited by the excluded waste alone if such mixture had not occurred, or if it continues to exhibit any of the characteristics exhibited by the non-excluded wastes prior to mixture. The waste is also considered a hazardous waste if it exceeds the maximum concentration for any contaminant listed in table 1 to § 261.24 of 40CFR that would not have been exceeded by the excluded waste alone if the mixture had not occurred or if it continues to exceed the maximum concentration for any contaminant exceeded by the nonexempt waste prior to mixture. (3) Universal Waste means any of the following hazardous wastes that are subject to the universal waste requirements of 40 CFR §273 such as batteries §273.2, pesticides §273.3, Mercury containing equipment (§273.4) and lamps (§273.5). All definitions are in reference to the Code of Federal Regulations (40CFR and 49CFR). If CLIENT elects GEODIS to manage hazardous materials and waste streams, GEODIS will adopt any future adaptations or changes to the Code of Federal Regulations for the definitions mentioned above. GEODIS will acknowledge and follow all State specific definitions that are more stringent then Federal Regulations, if elected to manage waste streams. G. CLIENT must provide written notice to GEODIS prior to arrival of Hazardous Materials to facility if CLIENT elects GEODIS to manage Hazardous Waste stream. CLIENT shall, in GEODIS operations here under, comply with all Hazardous Waste requirements (40 CFR 260-282) of applicable federal, state and local laws, rules and regulations relating to the managing, reporting, and Page 22

Execution Copy all other operational requirements with respect to all Hazardous Wastes generated in GEODIS facility not limited but to include: (1) Hazardous Waste Determination and Recordkeeping. In accordance with 40CFR 261.2, CLIENT must make an accurate determination as to whether that waste generated in GEODIS facility is a hazardous waste in order to ensure wastes are properly managed according to applicable RCRA, state, and local regulations. CLIENT must provide GEODIS complete waste profile of all inventory in facility that contains characteristics of hazardous waste or is a listed waste according to federal, state, and local laws, rules and regulations. (2) Obtain Generator ID Number in accordance with 40CFR 262.12. Each physical location where hazardous waste materials are handled & stored must obtain a hazardous waste generator EPA ID number. These numbers are obtained through filing a Form 8700 (or equivalent) with the state environmental agency. The ID number is used on all hazardous waste manifests and other associated documentation. If an overflow facility with a separate physical location and address is used for the storage of CLIENT products, then this facility must obtain a separate Generator ID Number as soon as Hazardous Waste is generated or if there is a potential for Hazardous Waste generation. If Hazardous Wastes are located in multiple buildings do not transport the Hazardous Waste between them unless you are a registered Hazardous Waste transporter. The generator ID should be obtained under the name of the CLIENT unless prior contractual arrangements have been made. (3) Designate a Hazardous Waste Storage Area. Hazardous waste that will be shipped to an authorized disposal facility must be stored in an area designated as a hazardous waste storage area. This area must only be for the temporary storage of hazardous waste (less than 90 days for a large quantity generator (LQG) or 180 days for a small quantity generator (SQG)). The Hazardous Waste Storage Area must be in compliance with 40 CFR Protection of the Environment (4) Conduct/Obtain and Maintain Appropriate Employee Training. All employees responsible for the handling of hazardous waste must be trained in hazardous waste management. Documentation of the training received must be kept for each employee as well as a written job description and the necessary qualifications for each position. All trained personnel must attend a refresher course annually. The training conducted must be in accordance with 40 CFR 265.16 for large quantity generators and 40 CFR 262.34 for small quantity generators. H. If CLIENT elects GEODIS to manage Hazardous Waste, CLIENT is responsible for supplying GEODIS with all Hazardous Waste compliance regulatory information of Product and equipment related to the treatment, storage, and disposal of Hazardous Waste generated in GEODIS facility. CLIENT agrees to indemnify and hold GEODIS harmless for all loss, cost and expense (including reasonable attorneys’ fees) which GEODIS pays or incurs as a result of any Hazardous Waste dispute or litigation, whether instituted by GEODIS or others, respecting CLIENT’s right, title or interest in the Hazardous Materials covered by this Agreement. I. CLIENT must provide written notice to GEODIS prior to arrival of Universal Waste to facility if CLIENT elects GEODIS to manage Universal Waste stream. CLIENT shall, in GEODIS operations here under, comply with all Universal Waste requirements (40 CFR 273) of applicable federal, state and local laws, rules and regulations relating to the managing, reporting, and all other operational requirements with respect to all Universal Wastes generated in GEODIS facility. (1) If any product contains Lithium Batteries, to include Lithium Ion and Lithium Metal Batteries, CLIENT is responsible for providing GEODIS notification prior to arrival to Page 23

Execution Copy GEODIS facility. CLIENT must provide documentation of lithium battery schematics and provide the UN Model Test 38.3 upon request from GEODIS. CLIENT agrees to provide UN#, Shipping Name, and Packing Instructions for all products containing Lithium Batteries. If CLIENT elects GEODIS to manage Universal Waste operations, CLIENT is responsible for supplying GEODIS with all Universal Waste compliance regulatory information of Product and equipment related to the treatment, storage, and disposal of Universal Waste generated in GEODIS facility, whether instituted by GEODIS or others. CLIENT is responsible for purchasing equipment such as marks, labels, PPE, and approved storage units for compromised lithium batteries (49CFR 173.185(d)). CLIENT is responsible for providing return guidance to end user for in the event of an end user returning a Lithium Battery to GEODIS facility CLIENT agrees to manage the removal and proper disposal of Lithium Batteries post thermal run away (40 CFR 273) J. CLIENT agrees to indemnify and hold GEODIS harmless for all loss, cost and expense which GEODIS pays or incurs as a result of any Products containing mold. If CLIENT elects GEODIS to manage mold operations, CLIENT is responsible for supplying GEODIS with all mold compliance regulatory information of Product and equipment related to the treatment, storage, and disposal of mold generated in GEODIS facility, whether instituted by GEODIS or others. 15. PRODUCT STORAGE For the purposes of this agreement, “ Product Storage ” refers to all instances of CLIENT product being stored at a GEODIS operated facility. In accordance with all applicable federal, state, and industry consensus standards, the CLIENT will understand and agree to cost requirements that arise as a result of GEODIS meeting its obligations to ensure the safety of GEODIS employees, visitors, contractors, CLIENT representatives, etc. in the facility, as well as the integrity of the CLIENT’S product as defined by the CLIENT’S requirements. Both Parties acknowledge the following federal, state, and industry consensus standards: A. OSHA 1910.176(b) Standard and GEODIS handling requirements. Storage of material shall not create a hazard. Bags, containers, bundles, etc., stored in tiers shall be stacked, blocked, interlocked and limited in height so that they are stable and secure against sliding or collapse. B. OSHA 1910.159(c)(10) Standard and GEODIS storage requirements. Sprinklers will be spaced to provide a maximum protection area per sprinkler, a minimum of interference to the discharge pattern by building or structural members or building contents and suitable sensitivity to possible fire hazards. The minimum vertical clearance between sprinklers and material below shall be 18 inches (45.7 cm). C. OSHA 1910.119 Standard and GEODIS storage requirements. Any process which involves a chemical at or above the specified threshold quantities listed in Appendix A of the OSHA 1910.119 Standard. D. OSHA General Duty Clause Section 5(a)(1) of the Occupational Safety and Health Act of 1970 Page 24

Execution Copy 1) Product stored in storage rack will not exceed allowable weight limits or load beam spacing set by GEODIS, which will be supported by all applicable ANSI and RMI standards. 2) Product stored in high pile will not exceed allowable stacking or height limits set by GEODIS, which will comply with applicable high pile storage codes E. Product storage will comply with all applicable ANSI/RMI Standards. Additional references to rack design specifications are available using the ANSI/RMI MH16.1 Standard. F. Product storage will comply with all federal and state requirements in geographical locations where seismic activity is regulated. G. Product storage will comply with all applicable NFPA Standards, which include specialized Storage for classifications listed within the NFPA 30 and 30B Standards. CLIENT and GEODIS agrees to abide by any specialized storage schematic put forth by FM Global, IFC, or similar insurance protection institutes for safe storage of their goods and protection to other customers in public warehouses. Flammable and Combustible Liquids, Level 2 and 3 Aerosols, Oxidizers, Corrosives and other classes will be protected by these guidelines dictated by global insurance consortiums. GEODIS has incorporated the cost requirements for any Product storage which requires the evaluation of a GEODIS Professional Engineer (PE) with fire prevention plan compliance. Examples of circumstances that would require such a service include, but are not limited to, product storage that includes Flammable and Combustible Liquids, Level 2 and 3 Aerosols, Oxidizers, Corrosives, specialty food and oil products, bulky and long product and similar products as defined by NFPA regulations. Should CLIENT request to introduce new Product(s) into a GEODIS facility, GEODIS will review and advise the CLIENT of any additional requirements, to include cost requirements, for the product(s) in question. CLIENT may reserve the right to move forward or withdraw consideration of the Product(s) from the GEODIS facility based on GEODIS PE guidance. 16. NOTIFICATION Any notice to either Party to the MSA by the other shall be deemed to have been properly given if delivered to the designee as stated below by certified mail return receipt requested, or nationally recognized overnight delivery service. To GEODIS: Geodis Logistics LLC Attn: Chief Financial Officer 7101 Executive Center Drive Brentwood, TN 37027 Page 25

Execution Copy To CLIENT: Prestige Brands, Inc. 660 White Plains Road, Suite 250 Tarrytown, New York 10591 Attention: Chief Financial Officer Prestige Brands, Inc. 660 White Plains Road, Suite 250 Tarrytown, New York 10591 Attention: General Counsel 17. COMPLIANCE WITH APPLICABLE LAWS GEODIS shall, in its operations hereunder, comply with all requirements of applicable federal, state and local laws, rules and regulations. CLIENT is responsible for supplying GEODIS with all compliance or regulatory information related to the storage and handling of Products and CLIENT shall comply with all requirements of applicable Laws and Regulations relating to the quality, condition and packaging of Products with respect to all Products tendered to GEODIS for storage in the Warehouse. 18. DAMAGE TO OR DESTRUCTION OF WAREHOUSE In the event of total destruction or partial destruction of twenty percent (20%) or more of the Warehouse by fire or other casualty, GEODIS and CLIENT shall develop and implement a disaster recovery plan to mitigate interruption of the Services provided hereunder. 19. NOTICE OF LOSS OR DAMAGE Regarding any claims for loss or damage to Products, CLIENT must give GEODIS written notice of claim for loss or damage to Products. Such claim must be made within ninety (90) days after the date of discovery of such damage or ninety (90) days after CLIENT is given written notice by GEODIS that loss or damage to the Products has occurred, whichever time is shorter. GEODIS shall acknowledge receipt of each claim and endeavor to process such claim within forty-five (45) days following receipt of such claim. With respect to any other claims, CLIENT must give GEODIS written notice of claim before submitting to arbitration in accordance with Section 16 of this MSA. 20. TIME TO FILE ARBITRATION DEMAND No arbitration demand may be made by either Party against the other for loss or damage unless timely written notice of claim has been given as provided in Section 19, and unless such arbitration demand is made within eighteen (18) months after the date of discovery of such damage or within eighteen months (18) months after written notice is given that loss or damage has occurred, whichever time is shorter; provided, however, that such time limitation will not apply in the event a Party is determined to have committed common law fraud against the other Party. 21. DISPUTE RESOLUTION Except with respect to CLIENT’s failure to timely pay invoices, the Parties shall attempt in good faith to resolve any dispute arising out of or relating to the Agreement promptly by negotiation between executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of the Agreement. Any disputing Party Page 26

Execution Copy must give the other Party written notice of any dispute not resolved in the normal course of business. Within fifteen (15) days of delivery of the notice, the receiving Party shall submit to the other a written response. The notice and the response shall include a statement of each Party’s position and a summary of arguments supporting that position and the name and title of the executive who will represent that Party and any other person who will accompany that executive. Within thirty (30) days after delivery of the receiving Party’s response, the executives of both Parties shall meet at a mutually-acceptable time and place and, thereafter, as often as they deem reasonably necessary to attempt to resolve the dispute. All negotiations pursuant to this Section 21 are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence. Bill P’Pool, General Counsel, or any successor in such capacity, or his/her designee, is the executive of record for CLIENT. Mark Vane, Chief Legal Officer, or any successor in such capacity, or his designee is the executive of record for GEODIS. If the dispute has not been resolved by negotiation within forty-five (45) days of the disputing Party’s notice, the Parties shall resolve any remaining dispute by binding arbitration as set forth in Section 22 of this MSA. Disputes surrounding CLIENT’s failure to timely pay invoices shall not be governed pursuant to this Section, nor shall such disputes be submitted to arbitration, but instead shall be brought in any state courts of competent jurisdiction located in Davidson County, Tennessee, or any federal courts located in, or federal appellate which have jurisdiction over, the Middle District of Tennessee. 22. ARBITRATION AGREEMENT All disputes, claims or controversies arising from or relating to the Agreement, the breach of the Agreement, or the relationships that result from the Agreement, including but not limited to any dispute regarding the validity of this arbitration clause or the entire Agreement, shall be resolved by binding arbitration administered by the American Arbitration Association (“ AAA ”) under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction. Prior to initiating an arbitration claim pursuant to this section, a Party must first attempt to solve the dispute via the Dispute Resolution provisions of Section 21 of this MSA. For disputes in an amount of $300,000 or less, the Expedited Procedures set forth in the AAA Rules will be applied and the arbitration will be heard by one (1) neutral arbitrator to be selected as provided in the AAA Rules. For all other disputes, the arbitration shall be heard by three (3) neutral arbitrators. Each Party shall choose one arbitrator and those two arbitrators shall choose the third arbitrator, who shall serve as the chair of the arbitration panel. Each arbitrator must be a practicing attorney in good standing with no actual or potential conflicts of interest. To the extent practicable, the arbitrators must have business or legal experience relating to logistics and warehousing. Each arbitrator must be independent of all Parties, witnesses and legal counsel. The arbitration hearing shall be conducted in the jurisdiction where the Services are provided. Any judicial challenge to the arbitration award shall be filed in any state courts of competent jurisdiction located in in the jurisdiction where the Services are provided, or any federal courts located in, or federal appellate which have jurisdiction over, the jurisdiction where the Services are provided. Page 27

Execution Copy The prevailing Party shall be awarded all reasonable fees and costs, including reasonable attorneys’ fees and costs, expert witness fees and costs and the fees and costs of the arbitrators, incurred in the arbitration and related proceedings. If both Parties are awarded relief, the arbitration panel shall determine the prevailing Party. 23. MODIFICATION Any request to modify or amend the Agreement must be made in writing, and signed by an authorized representative of each Party hereto. Any project change notices will be executed by the Parties and subject to the terms of the Agreement. 24. ASSIGNMENT The rights and obligations covered herein are personal to each Party hereto and for this reason the Agreement (including all SOW and Exhibits) shall not be assignable by either Party in whole without prior written consent of the other Party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, either Party may assign the Agreement to (i) a party which purchases substantially all the assets of the assigning Party, or (ii) to any party which merges with the assigning Party, or (iii) to any party which is under common management or control with the assigning Party. 25. PUBLIC ANNOUNCEMENT/ADVERTISING Neither Party may release any public announcement concerning this Agreement or any future SOW without the express written consent and mutual agreement of the Parties. 26. ENTIRETY This document embodies the entire agreement and the understanding between CLIENT and GEODIS, and there are no previous agreements, understandings, conditions, warranties or representations, oral or written, expressed or implied, with reference to the subject matter hereof which are not merged herein. The preprinted or other terms of any purchase order or similar document issued by CLIENT in connection with the Agreement will have no force or effect. 27. SEVERABILITY If any provision of the Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of the Agreement will remain in full force and effect and the Parties shall take any actions necessary to render the remaining provisions of the Agreement valid and enforceable to the fullest extent permitted by law and, to the extent necessary, shall amend or otherwise modify the Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the Parties. 28. BENEFIT; RELATIONSHIP. This Agreement is binding upon and inures solely to the benefit of the Parties hereto and their respective successors and permitted assigns and GEODIS’ subcontractors and licensors. No other third party shall have any rights, privileges, or remedies hereunder or pursuant hereto. CLIENT will not sell or otherwise provide, directly or indirectly, any of the Services to any third party. GEODIS is an independent contractor to CLIENT, and the Agreement will not be construed to establish a fiduciary, partnership, agency, joint venture, or other similar relationship. Page 28

Execution Copy 29. ORDER OF PRECEDENCE. All SOWs attached hereto or referenced herein are a part of this MSA. In the event of any inconsistency within this MSA and the SOWs, unless explicitly stated otherwise, the order of precedence shall be: first, the SOW; second the body of the MSA; provided, however, should the terms of any SOW conflict with the terms of this MSA, the terms of the MSA shall govern and control unless such conflict clearly states the provision of this MSA that is impacted by the conflict within the SOW. 30. CONFIDENTIALITY. The Parties, for their mutual benefit, desire to disclose to each other, certain information which is confidential and proprietary to the disclosing or transmitting party for purposes of the business relationship. “Confidential Information” means any and all non-public information and material disclosed by the disclosing party to the receiving party prior to or during the term of this MSA (whether in writing, or in oral, graphic, electronic or any other form). The term "Confidential Information" shall also include any and all information which contains or otherwise reflects or is derived, directly or indirectly, therefrom, as well as any and all notes, analyses, compilations, studies or other documents prepared by the receiving party or any of its representatives that contain or otherwise reflect or are derived, directly or indirectly, from such Confidential Information. The receiving party shall: (i) hold such Confidential Information in confidence; (ii) use the same degree of care normally used to protect its own proprietary and/or confidential information within its own organization, but not less than a reasonable degree of care; (iii) use such Confidential Information only for the purposes of the Agreement and for no other purposes; (iv) restrict disclosure of such Confidential Information solely to its representatives with a need to know in connection with the Agreement and related Services (and provided that such persons are advised of the obligations assumed herein and agree to be bound by obligations of confidentiality and non-use to protect the disclosing party’s rights and interest hereunder), and (v) shall not disclose such Confidential Information to any third party that is not a representative of receiving party, without prior written approval of the disclosing party. Representatives shall be limited to such party’s affiliates, directors, officers, partners, employees, agents, accountants, advisors, attorneys, bankers, potential financing sources and potential joint venturers. 31. SURVIVAL. Despite expiration or termination of the Agreement for any reason, all provisions in the Agreement containing representations, warranties, payment obligations, releases, defense obligations and indemnities, and all provisions relating to Confidential Information, construction and interpretation of the Agreement, employee solicitation, employment matters, intellectual property, insurance, disclaimer of certain remedies and damages, limitations of liability, dispute resolution and governing law, and all causes of action which arose prior to expiration or termination, shall survive until, by their respective terms, they are no longer operative or are otherwise limited by an applicable statute or contractual period of limitation. 32. COUNTERPARTS This MSA may be executed in one or more counterparts, each of which will be deemed to be an original copy of this MSA and all of which, when taken together, will be deemed to constitute one and the same MSA. 33. WAIVER Page 29

Execution Copy The waiver by either Party of any default or breach of the Agreement shall not constitute of waiver of any other or subsequent default or breach. Except for actions for common law fraud, no action, regardless of form, arising out of the Agreement may be brought by either Party more than eighteen (18) months after the cause of action has occurred. 34. GOVERNING LAW This Agreement will be governed by and interpreted according to the laws in the jurisdiction where the Services are provided. In any court or arbitration proceeding, the court or arbitrators shall apply the substantive law of the jurisdiction where the Services are provided, ignoring any conflict of law rules that would direct the application of the substantive law of another jurisdiction. The Parties hereto have caused this MSA to be executed by their duly authorized representatives. [Remainder of page left blank intentionally, signature page follows ] Page 30

Execution Copy IN WITNESS WHEREOF, the Parties hereto have caused this MSA to be executed by their duly authorized representatives. Prestige Brands, Inc. Geodis Logistics LLC By: /s/ Ron Lomabrdi_ By: /s/ Mike Honious Name: Ronald Lombardi Name: Mike Honious Title: President and CEO Title: Chief Operating Officer Page 31

STATEMENT OF WORK No. 1 (Clayton, Indiana) This Statement of Work No. 1 (this “ SOW ”) dated and effective as of May 13, 2019 (the “SOW Effective Date ”), is made by and between Prestige Brands, Inc., having its principal place of business at 660 White Plains Road, Suite 250 Tarrytown, NY 10591, together with its agents, Affiliates or subsidiaries (hereinafter referred to as “ CLIENT ”) and GEODIS Logistics LLC, a Tennessee limited liability company, having its principal place of business at 7101 Executive Center Drive, Suite 333, Brentwood, Tennessee 37027 (hereinafter referred to as “ GEODIS ,” collectively the “ Parties ”). This SOW is governed by, incorporated into, and made part of, that certain Master Services Logistics Agreement, as amended from time to time (the “ MSA ”), dated as of May 10, 2019, by and between CLIENT and GEODIS. This SOW defines the Services that GEODIS will provide to CLIENT in accordance with the terms of the MSA and this SOW. The terms of this SOW are limited to the scope of this SOW and shall not be applicable to any other SOWs which may be executed and attached to the MSA. To the extent there is a conflict between the terms of this SOW and the MSA, the terms of the MSA shall control, except for terms where the MSA expressly permits the SOW to control in the event of conflict with the MSA, or where the Parties agree that the terms of the SOW shall control. 1. DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meanings given them in the MSA or attached Exhibits. a. “Accessorial Charges” shall have the meaning as set forth in the attached SOW-1 Exhibit B . b. “Asset Costs” shall have the meaning as set forth in the attached SOW-1 Exhibit B. c. “Fees”, “Charges”, “Agreed Rates” or “Rates” shall have the meaning as set forth in the attached SOW-1 Exhibit B . d. “Initial Expenses” shall have the meaning as set forth in the attached SOW-1 Exhibit B . e. “Leased Costs” shall have the meaning as set forth in the attached SOW-1 Exhibit B. f. “Operating Parameters” shall have the meaning as set forth in the attached SOW- 1 Exhibit A . g. “Products” or “Goods” means primarily over the counter consumer packaged goods which are shipped to, warehoused in, handled, packaged, processed and/or shipped from the Warehouse that are the subject of the Services, as more fully described in the attached SOW-1 Exhibit C. h. “Renewal Term” any period of time for which the SOW is renewed or extended beyond the Initial Term. i. “Services” means any and all of the services to be performed by GEODIS as described in this SOW, and as more fully described to in the attached SOW-1 Exhibit A . STATEMENT OF WORK 1 (Clayton, Indiana) Page 1

j. “Warehouse” or “Warehouse Facility” shall mean the warehouse facility, located at 1716 Innovation Blvd., Clayton, IN, 46118 at which the Services will be performed. The Parties acknowledge and agree that GEODIS is still negotiating the lease agreement covering the Warehouse (the “Lease”). GEODIS anticipates that the Lease will be executed within the next ten (10) business days. GEODIS agrees to continue negotiating the Lease in good faith. Should the Lease not be executed, or should the negotiations with the owner of the Warehouse cease for any reason, GEODIS agrees that it will pursue an alternate location of like kind and quality acceptable to CLIENT, whereupon the MSA, SOW, and associated exhibits will be modified as required to reflect the new address for the Warehouse (an “ Alternate Warehouse ”). Upon such event, the Parties will agree to collaborate and negotiate the appropriate amendment to the MSA, SOW, and associated exhibits concerning a reasonable adjustment to pricing, deadlines and launch dates to the extent required. The Parties agree and acknowledge that deadlines and launch dates are also contingent upon landlord’s substantial completion of the Warehouse. 2. STATEMENT OF WORK TERM. The term of this SOW (“ SOW Term ”) shall commence on the SOW Effective Date and shall continue for a period of approximately five (5) years until September 30, 2024 (“ Initial Term ”) unless terminated pursuant to Section 8 of the MSA. At least one (1) year prior to the end of the Initial Term CLIENT will have an option to renew the Agreement for an additional five (5) year term, provided that the Parties are able to mutually agree on pricing, scope and other terms. The Initial Term and any Renewal Term(s) shall be collectively referred to as the “ SOW Term .” 3. EXHIBITS. The following exhibits (“ Exhibits ”) shall be attached hereto and by this reference are made a part hereof. SOW-1 EXHIBIT A – SCOPE SERVICES SOW-1 EXHIBIT B – RATES SOW-1 EXHIBIT C – PRODUCT DESCRIPTION SOW-1 EXHIBIT D – KEY PERFORMANCE INDICATORS SOW-1 EXHIBIT E – IT STANDARDS 4. CONDITIONS TO “GO-LIVE”. GEODIS has provided a comprehensive timeline of key milestones for integration development and testing for electronic data exchange (EDI) and the WMS. Both Parties will use their best efforts to execute the responsibilities and tasks outlined in the timeline to meet the key milestone dates. In the event that a key milestone date is not met, the Parties acknowledge that inbound and outbound go-live dates may be impacted accordingly. [THE NEXT PAGE IS THE SIGNATURE PAGE] STATEMENT OF WORK 1 (Clayton, Indiana) Page 2

IN WITNESS WHEREOF, the Parties hereto have executed this SOW as of the date first above written by their undersigned duly authorized representatives. Prestige Brands, Inc. Geodis Logistics LLC By: /s/ Ron Lombardi By: /s/ Mike Honious Printed Name: Ronald Lombardi Printed: Name: Mike Honious Title: President and CEO Title: Chief Operating Officer STATEMENT OF WORK 1 (Clayton, Indiana) Page 3

GEODIS Confidential Execution Copy SOW-1 Exhibit A Scope of Services This Exhibit A includes: (i) a high-level overview of the fulfillment and logistics solution to be implemented and provided under the Agreement; (ii) key data, information and other operational profiles and parameters provided by CLIENT upon which the scope of the Services and associated fees and charges were based and agreed to (“ Operational Parameters ”); (iii) a description of the Services to be provided by GEODIS; (iv) a list of CLIENT responsibilities, the fulfillment of which are necessary for satisfactory performance of the Services; and (v) a description of the methodology for implementing the Services. The term of this SOW shall be as set forth in the Agreement (the “ SOW Term ”). 1. Overview. The logistics solution to be provided pursuant to the Agreement generally includes receiving the Products) into inventory at the Warehouse, warehousing the Products, and picking, packing and shipping Products from the Warehouse in accordance with CLIENT provided instructions. Inbound shipments will arrive daily via truckload (TL), less than truck load (LTL), and ocean container. Initial annual inbound are estimated to be no more than [***] cases, with an estimated year over year (YOY) growth of [***] except for year 3 which is estimated to be [***] and will include an estimated average of [***] active SKUs, with an estimated maximum of [***]. Hazardous Materials are included in the Products. After receipt, Products will be stored at the Warehouse, which has a capacity for CLIENT of up to 500,000 square feet in years 1 and 2, and a maximum capacity for CLIENT of 602,073 square feet in years 3 through 5 allocated for the performance of the Services. The amount of space allocated for Products and Services may be adjusted upon written agreement of the Parties. Outbound shipments will be cases and pallets via, TL, LTL, and parcel, primarily in the business to business channel. Standard orders received before the cutoff time (established by the Parties from time to time) are generally expected to be picked, packed and fulfilled/ship confirmed within a [***] day window based on scheduled must ship by dates. Average and peak outbound volumes are listed in Section 2.3. [***] Unless otherwise agreed by the Parties, CLIENT will be responsible for all communications with its customers; GEODIS will not receive any customer/end-user complaints or service calls. As used herein the term “Receiving Go-Live ” means the date of first inbound receipt of Product, and term “Shipping Go-Live ” means the date of first outbound shipment of the Products. The estimated dates of Receiving Go-Live and Shipping Go-Live are set forth in Section 5. With respect to new product acquisitions by CLIENT, CLIENT agrees to use commercially reasonable efforts to provide GEODIS adequate advance notice of such purchase or acquisition in order to allow GEODIS the ability to appropriately plan and discuss the new product mix with CLIENT. Exhibit A – Scope of Services. Page 1 of 13

GEODIS Confidential Execution Copy 2. Operational Parameters. The Services described in this Exhibit A , and the associated fees and charges outlined in Exhibit B , are based upon inbound, outbound, on-hand inventory volume projections, year over year growth estimates and other data, projections and information provided to GEODIS by or on behalf of CLIENT prior to the date of the SOW, including, without limitation, the key Operational Parameters set forth herein. Any variance in the Operational Parameters of [***] (or changes in any other data, projections or information provided by or on behalf of CLIENT, and/or other changes to the scope of Services) as compared to the year-one baseline values established as of the date of the SOW may result in additional costs and/or impact timelines, project plans and performance levels. Any different or additional Services (including, without limitation, any alteration to the facilities/equipment or level of labor) that may be required as a result of such changes or variances will be performed or executed only if agreed upon and approved by the Parties in accordance with the procedures set forth in the MSA. 2.1. Inbound. The following table sets forth a summary of the profile of inbound shipments: Parameter Baseline Value – Year 1 Arrival Mode(s) [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Volume [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mix [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Exhibit A – Scope of Services. Page 2 of 13

GEODIS Confidential Execution Copy Data Capture/Labeling [***] [***] [***] [***] [***] [***] [***] [***] Returns [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Inbound Handling [***] [***] [***] [***] [***] [***] [***] [***] 2.2. Processing/Put Away/Storage. The following table sets forth a summary of the profile of Product storage: Parameter Baseline Value – Year 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Exhibit A – Scope of Services. Page 3 of 13

GEODIS Confidential Execution Copy 2.3. Outbound. The following table sets forth a summary of the profile of outbound shipments: Parameter Baseline Modeled Value – Year 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] 3. GEODIS Services. GEODIS will provide receiving, warehousing, distribution and mutually acceptable value-added services to support CLIENT’s business as more fully described below. Operations will be conducted at the Warehouse using a two-shift, Monday through Friday (excluding holidays), from 07:00 until 00:30 local time (“ Operating Hours ”) with options, as agreed by the Parties to work overtime on Saturdays and/or Sundays. Exhibit A – Scope of Services. Page 4 of 13

GEODIS Confidential Execution Copy 3.1. Inbound/Receiving. 3.1.1. General Process. All inbound Products will be taken through a standard process that is designed to provide accurate and timely processing of the applicable Product(s). Products will be received against [POs] provided by CLIENT via electronic data interchange (“ EDI ”). To the extent required, GEODIS will sort and segregate Products upon arrival as appropriate to separate SKUs. GEODIS will then check the quantity of cases or pallets, as applicable, against the expected receipt quantities and Product descriptions. GEODIS will promptly notify CLIENT of any identified discrepancies or other exceptions. Any identified exceptions will be handled in accordance with mutually acceptable procedures established as part of the implementation phase described below (the “Implementation Phase ”). Products received without exception, and Products received with exceptions that are resolved such that the Products are to be accepted into stock, will be put away as described below. Products that are subject to exceptions that are not resolved in a manner such that they are available (e.g., damaged or return-to-vendor items), and Products that for some other reason are not to be included in available stock in the WMS (e.g., Products flagged for special handling or requiring hazmat determination) will be segregated in the Warehouse pending resolution/disposition. GEODIS expects that product will be received in to the Warehouse on hold. When the CLIENT communicates, in writing, that the product is ready to be made available, GEODIS will adjust the inventory according to the item, lot, and load specification. 3.1.2. First Article Inspection (“FAI”). GEODIS will conduct its standard first article inspection (“ FAI ”) process for all new Products to capture the missing attributes of the Product for addition to the Item Files. The FAI will include identification of any special attributes, such as “hazardous” classification, only as identified and agreed by the Parties during the Implementation Phase. 3.1.3. Labeling/License Plates. Products received on hold with the intention to make available in the WMS, will be labeled at the lowest unit of measure (“ UOM ”), with a unique master license plate (“ LP ”). For example, a single SKU pallet would receive one master LP, but each individual case on that pallet would not. The master LP will be tied to SKU number, description, quantity received, creation date, expiration date, and lot number. 3.1.4. Inbound Inspections. All inbound shipments will be visually inspected, on the exterior only, for mold, mildew, and/or significant damage. Trailers will also be inspected, including temperature checks for refrigerated loads. Any identified damage will be handled as an OSD as described below. GEODIS shall maintain a log or other documentation to ensure that 100% of all inbound shipments have been inspected as required hereunder. 3.1.5. Inbound Audits. One case per lot per load will be audited. All Shipments will be audited using this process. The sample size for any audit will be as mutually agreed by the parties from time-to-time. The audits will consist of validating SKU, quantity, quality, LOT, and pallet configuration. CLIENT may, upon reasonable request, have a representative present for such audits. Exhibit A – Scope of Services. Page 5 of 13

GEODIS Confidential Execution Copy 3.1.6. Over, Short and Damaged Product (“OSD”). GEODIS will promptly notify CLIENT of any OSD identified during unloading/receipt by noting it on the applicable delivery receipt where practicable. The Parties acknowledge, however, that, due to the nature of some of the Product and/or the manner in which it is packaged/palletized, some OSD issues may not be identified until after the Product is received and the delivery receipt has been provided to CLIENT, in which case, GEODIS will notify CLIENT promptly following discovery. Product that is received as damaged merchandise will be received in WMS as such and placed into non-allocable (damaged) locations within the Warehouse. Likewise, for OSD occurring during Warehouse operations, damaged Product will be adjusted out of available inventory and will be moved to the appropriate non-allocable (damaged) location(s) within the Warehouse. GEODIS may dispose of OSD Products in accordance with CLIENT’s disposal and/or destruction requirements and as discussed on a quarterly basis between the Parties, on an agreed upon interval not to exceed ninety-five (95) days. 3.1.7. Additional Services. GEODIS understands that some SKUs will require unboxing to convert the case to shelf quantity during the receiving process. These conversions will be charged in accordance with the open book rate structure set forth in Exhibit B . Additional VAS services can be supported as agreed by the Parties from time-to-time. 3.2. Storage and Inventory Management. 3.2.1. Put Away. Products that have completed the receiving process and are otherwise ready for put away will be placed in appropriate storage locations and remain on hold in the WMS until notified by the CLIENT. Unless otherwise agreed by the Parties, GEODIS will endeavor to manage inventory on a FEFO basis. On occasion, an order may require a specific LOT/expiry, and such orders will be charged in accordance with the open book rate structure set forth in Exhibit B . Product received with a shorter FEFO than that currently in a pick front, is expected to be held from allocation until the current pick front is consumed. In the event CLIENT requires that Products be transferred into the Warehouse ahead of the agreed upon schedule established during the Implementation Phase, CLIENT acknowledges that GEODIS may place the Products in the Warehouse at locations that may not be the regular designated locations for such Products as deemed appropriate by GEODIS, and GEODIS shall have no obligation or liability for inefficiencies or other delays in performance related to such temporary location. Such Products will be moved to the regular locations, at CLIENT’s expense, at a mutually agreeable time but, in any event, no more than 18 months after Receiving Go-Live. 3.2.2. Inventory Management. GEODIS will implement and maintain its inventory management process in an effort to control shrink and damages. GEODIS shall be entitled to a shrink allowance as described in the MSA. GEODIS will work with CLIENT during the Implementation Phase to determine any cycle counts and any audits to be performed. Physical inventories or other audits and cycle counts will be performed on a quarterly basis. Any additional physical inventories required by CLIENT will be performed under the open book rate structure set forth in Exhibit B . A predetermined cycle counting program will be agreed upon by both Parties for the gantry in order to minimize the downtime for processing orders. Exhibit A – Scope of Services. Page 6 of 13

GEODIS Confidential Execution Copy 3.2.3. Additional Services. QA holds will be communicated in writing by the CLIENT to GEODIS, and an inspection process may occur. Inventory will be systemically held in its current locations until the CLIENT has determined next steps. During a recall, GEODIS will support CLIENT and perform any additional work as agreed to by the Parties. This additional work will be performed under the open book rate structure set forth in Exhibit B . 3.3. Outbound/Shipping. 3.3.1. General. All outbound Products will be taken through GEODIS’s standard process that is designed to provide accurate and timely fulfillment of orders. CLIENT will transmit all outbound orders to GEODIS in a mutually agreeable format via EDI. Standard orders received before the cutoff time established by the Parties from time to time are generally expected to be picked, packed and shipped within 10-14 days based on scheduled must ship by dates. Orders received after cutoff- time are expected to be fulfilled/ship confirmed as close to the must ship by dates as capacity will allow. 3.3.2. Order Preparation/Shipping. Except as otherwise agreed by the Parties, all orders will be picked at the pallet, layer, and case level and packed/prepared for shipment at the pallet and case level. Once packed, outbound orders will be labeled, manifested, staged, and scanned to the assigned dock door for shipment via TL, LTL, and Parcel. The Parties will establish a process to manage order exceptions. Any orders or lines that require planned cancelation or “zero shipment” will be communicated in writing. CLIENT requested order cancelations or changes after picking, will be excluded from the KPIs as specified in Exhibit D and will be performed under the open book rate structure set forth in Exhibit B 3.3.3. Special Handling. Products identified in the Item Master File as requiring special handing, such as hazmat, batteries, or, retailer specific requirements will be communicated to GEODIS prior to staging for shipment. 3.3.4. Outbound Audits. GEODIS will audit 100% of outbound orders for accuracy through the Product Transfer and Ramp Plan for each of the nine (9) Product waves and will gradually decrease the percentage of audited volume to 5%. Pursuant to an audit reduction schedule agreed upon by the Parties, the Parties will assess quality progress with the goal of reaching a 5% outbound volume within the first 30 days at the conclusion of the Ramp Plan. Orders that are audited will be randomly selected from the pool of available orders for the day. The sample size for any audit will be as mutually agreed by the Parties from time-to-time. The audits will consist of validating item count, SKU accuracy, label placement, etc. by visual and systemic inspections. CLIENT may, upon reasonable request, have a representative present for such audits. Notwithstanding the foregoing, at CLIENT’s request, GEODIS will maintain a process to flex audit percentages to meet the CLIENT’s requirements, provided that. any additional resources required to meet such flex audit percentages requested will be performed at the request of CLIENT pursuant to the open book rate structure set forth in Exhibit B. Exhibit A – Scope of Services. Page 7 of 13

GEODIS Confidential Execution Copy 3.4. Supplies. Except to the extent mutually agreed by the Parties, GEODIS will procure and maintain a reasonably adequate supply of general operating supplies (i.e. labels, tape, blank paper stock, etc.). CLIENT will be billed for supplies as provided in Exhibit B . CLIENT will be responsible for communicating to GEODIS any preferred vendors for specialized supplies. 3.5. Reports. GEODIS will provide access to system reports to provide visibility of daily operations metrics. There are a total of forty-one (41) standard reports available to the CLIENT to select for their business. During the first six (6) months following Receiving Go-Live, GEODIS will work with CLIENT to make operational adjustments to reports developed during the startup. CLIENT will be able to adjust up to twenty (20) standard reports and develop ten (10) customized reports for free with the understanding that all data fields are supported by a GEODIS IT system. All changes requested during the first six (6) months following Shipping Go-Live and after will adhere to the GEODIS IT Work Request Process. Requests will be prioritized and completed based on estimated dates provided by the GEODIS IT team. After the first six (6) months following Shipping Go-Live any report requests will be developed based on the IT pricing structure in Exhibit B except for two (2) additional customized reports that will be provided for free. 3.6. CHEP Pallets. To the extent that CHEP pallets are required or used in connection with the Services, GEODIS will manage pallet inventory in an effort to maintain availability of an appropriate quantity of CHEP pallets. GEODIS will use CLIENT’s account number for ordering CHEP pallets, and CLIENT shall be responsible for the cost of procuring and handling all CHEP pallets. CLIENT and GEODIS will complete a monthly reconciliation of CHEP pallets in accordance with procedures developed during the Implementation Phase. 3.7. Value Added Services. GEODIS may, upon mutual written agreement of the Parties, provide value added services (“ VAS ”) at the request of the CLIENT. VAS will, if agreed upon and approved by the Parties as to scope and charges, be documented in writing between the Parties (email communication being sufficient). To the extent GEODIS is able to deploy existing warehouse labor from the local campus network to perform in scope VAS services, such services will be performed under the open book rate structure set forth in Exhibit B . Anything requiring licensing and lot batch creation is not considered in-scope VAS services, and will be billed pursuant to a separate rate to be mutually agreed upon by the Parties. 3.8. Security. GEODIS will secure the Warehouse by, among other things: (i) having employees enter through a single point of entry using GEODIS provided ID cards; (ii) limiting/restricting carrier access to the Warehouse; (iii) installing and maintaining a monitored intrusion detection system/CCTV system; (iv) providing a “hotline” for reporting suspicious activity at and around the Warehouse; and (v) provide exterior guard services. GEODIS will follow industry standard security and risk mitigation practices as outlined in Transported Asset Protection Association guidelines. 4. Integration and Data Exchange . The Parties acknowledge that the successful execution of the Services set forth in this SOW will require the transmission and sharing of data. To ensure the correct type of data is being transmitted in an acceptable timeframe, the Parties agree to exchange of data as outlined in the GEODIS Functional Specification Document (FSD). 5. Yard Management . GEODIS will manage a secured yard and perform activities such as trailer management, inbound inventory, and outbound shipments. A security guard will be on site at all times enabling Exhibit A – Scope of Services. Page 8 of 13

GEODIS Confidential Execution Copy carriers approved by the Parties to drop trailers during or after Operating Hours. The Parties will agree to provide specific carriers with a limited number of trailers available to occupy space within the yard for the sole intent to support the CLIENT’s business. Carriers will not be allowed to drop trailers at dock doors after Operating Hours. Any management of refrigerated trailers is considered out of scope as of the Effective Date. 6. CLIENT Responsibilities. The Parties acknowledge that satisfactory performance of the Services is contingent upon CLIENT’s assistance and cooperation. Accordingly, in addition to other CLIENT responsibilities set forth elsewhere, CLIENT shall have the following responsibilities: 6.1. Contact Information. CLIENT will, from time-to-time, provide an up-to-date contact list of key business subject matter experts assigned to the team and a dedicated project manager to serve as single points of contact for the applicable subject matter. 6.2. Forecasts. At least [***], each at the daily level to facilitate resource planning. Without limiting the foregoing, CLIENT must provide inbound, inventory, and outbound data as needed or requested by GEODIS to support operations. 6.3. Electronic Purchase Order. At least one business day, but in no event less than 24 operating hours, in advance of each inbound shipment, CLIENT will provide detailed purchase order(s) (“ PO ”) in a mutually agreeable format via EDI that describes each shipment in reasonable detail, including, without limitation, description of each item, quantity of each item, and such other information as GEODIS may reasonably request. 6.4. Transportation. GEODIS will handle the management of all domestic inbound transportation on behalf of the CLIENT. The CLIENT will handle all international inbound transportation at its own expense. CLIENT or its designee must make inbound appointments for each international shipment with the GEODIS Warehouse at least one business day, but no less than 24 operating hours, in advance. Appointments will be available only during normal operating hours.. In the event that a carrier arrives with malicious intent or with unsafe equipment, GEODIS reserves the right to turn away the load in its commercially reasonable discretion. If a load arrives off schedule, GEODIS will use commercially reasonable efforts to reschedule the load and minimize the impact of operations provided however, that GEODIS shall not be responsible for detention or demurrage charges. In any event that a load requires turn away or rescheduling, GEODIS will notify CLIENT of the situation. 6.5. CLIENT Onsite Personnel. In the event that the Parties agree that CLIENT’s personnel will be onsite at the Warehouse at any time, the provisions regarding CLIENT’s indemnification obligations in the MSA shall apply to such onsite presence of CLIENT’s personnel. 6.6. Retail Requirements and Gantry Allocation. CLIENT will manage the relationship with the retail customers and will be responsible for communicating any updates to logistics services. The Parties will develop a document “Retailer Requirements Matrix” to ensure requirements for specific retailers are adhered to in the operation. The Retailer Requirements Matrix will be subject to change as retailer specific requirements change. All requirements captured in the matrix will reference the version or release of the formal routing guide published by each retailer. CLIENT will be responsible for reviewing and approving the Retailer Requirements Matrix and communicating any exceptions or changes that are deviations from specific Exhibit A – Scope of Services. Page 9 of 13

GEODIS Confidential Execution Copy requirements outlined in formal routing guides. The Retailer Requirements Matrix will be used in conjunction with a gantry allocation document to determine which retailers will be eligible for outbound picking within the gantry system. Prior to Receiving Go-Live, the Parties will construct and agree upon a gantry specific ramp plan. The plan will include retailer specific requirements, and the potential percentage of layer picks estimated for throughput. 6.7 Chargeback Liability. Upon completion of the Retail Requirements Matrix, to the extent CLIENT incurs liability for specific performance related errors from its customer (“Compliance Chargebacks”) and the root cause of such chargeback is due to GEODIS’s error or omission, GEODIS will be liable to CLIENT subject to the conditions set forth below: a. GEODIS shall have one hundred eighty (180) days from the date of Shipping Go-Live to become compliant with existing customer routing guidelines, and any Compliance Chargebacks that occur during or relate back to this period shall be the sole responsibility of CLIENT. b. CLIENT shall use its best efforts to notify GEODIS as soon as it has knowledge of the incurrence of Compliance Chargebacks so that GEODIS may take immediate corrective action. c. All claims for Compliance Chargebacks will be provided by CLIENT to GEODIS within thirty (30) days of CLIENT receiving notice of such Compliance Chargeback. Each claim shall include documentation and detail sufficient for GEODIS to research the origin, or root cause of the Compliance Chargeback. GEODIS will have thirty (30) days from the receipt of each claim to confirm acceptance or provide a commercially reasonable reason for declining the acceptance of Compliance Chargeback. Pending the resolution of the Compliance Chargeback claim, CLIENT will not offset or withhold payments due to GEODIS under this Agreement. d. In the event that CLIENT gains a new customer with specific customer routing guidelines, or if the customer routing guidelines change for an existing customer, GEODIS shall have sixty (60) days from the date of first outbound shipping for any new customer, and sixty (60) days from the receipt of the revised customer routing guidelines for any existing customer, to become compliant with the new and/or revised customer routing guidelines, and any Compliance Chargebacks that occur during or relate back to this period shall be the sole responsibility of CLIENT. e. The annual maximum amount of GEODIS Chargeback liability to CLIENT will be [***] per SOW Term year, Compliance Chargebacks that exceed this cap shall be the sole responsibility of CLIENT. Further, GEODIS shall be afforded a [***] Chargeback Compliance allowance in that GEODIS shall not be liable for Compliance Chargebacks until such Compliance Chargebacks equal greater than [***] in the aggregate for each SOW Term year. Thereafter, GEODIS shall be liable for all Compliance Chargebacks in excess of [***]. f. The same exclusions to liability for KPIs set forth in Exhibit D shall apply to this section. g. Unless otherwise addressed in the MSA, the following are specific exclusions to GEODIS Chargebacks, howsoever caused, and will remain the sole-responsibility of the CLIENT: (i) cargo loss or damage claims; Exhibit A – Scope of Services. Page 10 of 13

GEODIS Confidential Execution Copy (ii) non-transportation-related non-conformity chargebacks; (iii) delays at the port, or customs clearance delays; (iv) hidden damage or hidden quantity count concerns not reported to GEODIS within fifteen (15) days after CLIENT becomes aware of such loss or damage; (v) chargebacks related to product or inventory unavailability, unless such Product was unavailable for reasons within GEODIS’s reasonable control; (vi) chargebacks related to delays in shipment resulting from volume spikes of greater than 20% from the Locked Forecast; (vii) chargebacks for orders processed through the gantry during the first ninety (90) days from gantry go-live; (viii) chargebacks for claims greater than 90 days from the delivery date of the Product; (ix) chargebacks for items or actions not captured within the agreed upon Retail Requirements Matrix; (x) with respect to on-time shipping related chargebacks, GEODIS shall only be liable for these chargebacks if GEODIS ships an order after its intended shipping date and CLIENT has provided three (3) business days’ notice in advance of the need for such shipment. In the event the forecast materially changes, for example due to a sudden customer demand, the Parties shall mutually discuss resolving the forecast change so as to mitigate any future chargebacks. 7. Implementation Phase. The Parties will work together to implement the solution described in this Exhibit A as follows: 7.1. General. The Parties will initially meet to refine project goals and orient their respective teams. During the first 90 days following the Effective Date, GEODIS shall utilize its proprietary program management process to perform the mutual due diligence necessary to formulate the detailed plan necessary for the Parties to meet the milestones set forth below (“ Project Plan ”). The Project Plan will address issues such as: schedule, budget, resources to be assigned to each task and a go-forward communication plan. CLIENT shall provide all assistance deemed necessary by GEODIS in performing such due diligence and creating the Project Plan. As the Project Plan is executed, initial standard operating procedures will be developed and documented. Additionally, the Parties will complete: (i) systems configuration and testing, (ii) facility preparation, (iii) functional, technical, and operational testing, and (iv) training. The process for transfer of the Products from their current facilities into the Warehouse will be a sub-set of the Project Plan, including the plans for CLIENT to dispose of inactive or obsolete Products. Once the Project Plan has been executed and operational steady state is achieved, operation of the solution will transition from the project implementation team to operations. Exhibit A – Scope of Services. Page 11 of 13

GEODIS Confidential
Execution Copy

7.2. Product Transfer and Ramp Plan. The Parties have been developing, and will continue to develop, a detailed product transfer and ramp plan (the "**Product Transfer and Ramp Plan**") that will govern (i) the transfer of Product to the Facility, including transfers from a former 3PL provider ("**Transfers**"), (ii) general inbound receipt of Product from third party vendors ("**Vendor Receipts**"), and (iii) outbound shipping of Product ("**Outbound Shipping**") during the Implementation Phase. This plan will be separate and apart from the Project Plan. The Product Transfer and Ramp Plan shall be finalized and agreed to by both Parties at least twelve (12) weeks prior to the anticipated Receiving Go-Live date as defined herein, and the Product Transfer and Ramp Plan may be modified from time to time upon mutual agreement of the Parties.

Services performed with respect to Vendor Receipts and Outbound Shipping will be billed as set forth in **Exhibit B**. Services performed with respect to Transfers have not been included as part of CLIENT's initial operating budget, and these services will be billed on an open book pricing structure, as further set forth in the Product Transfer and Ramp Plan.

Any dates and budgets set forth in the Product Transfer and Ramp Plan are intended only as general estimates, and are contingent upon, among other things: (i) the Parties' timely acceptance of the finalized Product Transfer and Ramp Plan, (ii) all systems testing being completed and fully functional, including user acceptance testing and operational readiness testing, (iii) timely and proper receipt of Transfers and other inbound Product as outlined in the Product Transfer and Ramp Plan, (iv) completion of 100% inspection upon inbound receiving and put away, (v) completion of the agreed upon outbound audit ramp down timeline, and (vi) actual inbound and outbound volumes matching those set forth in the Product Transfer and Ramp Plan. Should any of the forgoing not occur, CLIENT understands that any go-live dates and budgets may be impacted accordingly.

7.3. Milestones. The milestones set forth below are high-level milestones as of the date of the MSA and SOW and are a general estimate of the time required to reach each milestone. The Parties acknowledge, however, that such dates are subject to change for a variety of reasons.

Milestone	Date
MSA and SOW Execution	[***]
System Go Live	[***]
Receiving Go-Live	[***]
Shipping Go-Live	[***]

7.4. Communications Plan. Project progress will be reported during implementation using multiple formats in the intervals outlined below.

Stakeholder	Type of Communication	Frequency	Format	Assigned To
Executive Sponsor	Progress Summary	Monthly	Meeting	Project Manager
Project Sponsor	Project Progress	Weekly	Status Report	Project Manager
Project Team	Project Progress	Weekly	Status Report	Project Manager
Project Team	Timeline Progress	Weekly	Meeting / Plan	Project Manager
Project Manager	Task Progress	Weekly	Email	Work stream Owners

Exhibit A – Scope of Services. Page 12 of 13

GEODIS Confidential Execution Copy 7.5. Stakeholders. The names, roles and responsibilities of the key stakeholders assigned to the project are as follows: Name Role Responsibilities Rob Riley GEODIS Start-Up Owner Project Steering, Conflict Resolution Kevin Flinn GEODIS Senior Director of Project Steering, Project Operations Implementation, Conflict Resolution Mary Akhom GEODIS Project Manager Project Implementation Jeff Zerillo CLIENT Project Champion Project Steering, Conflict Resolution Reid Terch CLIENT Project Manager Project Implementation Either Party may change is key stakeholder(s) upon notice to the other Party. Exhibit A – Scope of Services. Page 13 of 13

GEODIS Confidential Execution Copy SOW – 1 Exhibit B - Rates In consideration for the Services, CLIENT shall pay GEODIS the fees and charges (“ Rates ”) set forth in this SOW 1 – Exhibit B (“ Exhibit B ”). The terms and conditions of the Agreement are incorporated herein by reference, and defined terms used, but not otherwise defined herein, shall have the meanings assigned to them in the Agreement or other Exhibits. The Rates were determined in reliance on the Operational Parameters set forth in SOW 1 - Exhibit A (“ Exhibit A ”), information set forth in this Exhibit B and the other Exhibits to the SOW, as well as other data, projections or information provided to GEODIS by or on behalf of CLIENT. As more specifically described in Exhibit A, any variances or changes to (i) the Operational Parameters or Forecasts, (ii) any other data, projections or information provided to GEODIS by or on behalf of CLIENT, or (iii) the scope of Services from the year one baseline values may result in additional costs or impact timelines and project plans. Any different or additional Services (including, without limitation, any alteration to the facilities/equipment or level of labor) that may be required as a result of such changes will only be executed if agreed upon and approved by the Parties in accordance with the procedures set forth in the MSA. 1. Open Book Pricing. CLIENT and GEODIS agree to an open book pricing structure wherein Client agrees to pay all the expenses for the Services, plus the applicable margin set forth herein. 1.1. [***] TABLE 1.1.1 – [***] G & A Margin [***] Management Margin [***] Warehouse Labor $ [***] Temporary Labor $ [***] Clerical $ [***] Total Expenses $ [***] G&A Margin $ [***] Management Margin $ [***] Total Total $ [***] [***] Once the operation reaches steady state (as mutually determined by the Parties, but no sooner than six (6) months after Receiving Go-Live), the Parties will begin discussions to develop a fixed/variable rate-based pricing method to replace the open book pricing structure. 2. Forecasts and Operating Parameters. CLIENT is responsible for providing and updating Forecasts and related information in accordance with Exhibit A , which will be used to prepare each year’s operating budget. In addition to the Forecasts provided by CLIENT, the operating budgets will be based on the Operational Parameters set forth in Exhibit A , and other data, information and forecasts provided by CLIENT from time-to-time. The forecasts and Operational Parameters will be utilized to determine the required staffing, equipment, space, capital assets, and other items required to meet the CLIENT’s business needs as set forth in the operating budget. 3. Initial and Annual Operating Budget . An initial operating budget has been developed and agreed to by the Parties to illustrate the charges for the initial transition process (the “ Initial Operating Budget ”). The Exhibit B – Rates. Page 1 of 9

GEODIS Confidential Execution Copy Initial Operating Budget is set forth in Table 3.1 – Initial Operating Budget. No later than one hundred twenty (120) days from the Shipping Go-Live date set forth in Exhibit A , GEODIS will prepare and provide CLIENT with an operating budget for the current remaining fiscal year and remaining years of the Term. Each year thereafter, within thirty (30) days after receipt of the Annual Forecast from CLIENT, GEODIS will provide CLIENT a revised operating budget for the remaining years of the Term; provided that such budget shall only be provided on an annual basis and upon timely receipt of CLIENT’s Annual Forecast. The Parties agree that the Initial Operating Budget and annual operating budgets are merely estimates for planning and informational purposes only and Rates may change in the event that actual costs of the Services provided are higher than the budgeted sums. [table on next page] Exhibit B – Rates. Page 2 of 9

GEODIS Confidential Execution Copy TABLE 3.1 –[***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] 817,379[***] 817,379[***] 1,115,919 [***]1,115,919 [***] 1,115,919 [***] 4,982,515 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [*** ] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [** *] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [*** ] [***] [***] [***] [***] [***] [***] [***] [***] [***] 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[***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Exhibit B – Rates. Page 3 of 9

GEODIS Confidential Execution Copy 4. Labor. With respect to labor expenses, GEODIS has used agreed upon labor productivity standards to complete the direct labor portion of the Initial Operating Budget, and agreed upon standards to staff indirect labor, supervisors and management. Actual labor costs will be calculated as described below. 4.1. Hourly Labor (Direct and Indirect). Actual wages paid to GEODIS hourly employees to provide the Services including overtime, PTO, and holidays, plus Margin. 4.1.1. Overtime . Any overtime hours will be invoiced at the wages described above and multiplied by 1.5, plus Margin. 4.2. Salary Labor. CLIENT will pay actual salaries, plus Margin, for GEODIS salaried employees assigned to support the Services. 4.3. Temporary Labor. GEODIS will use temporary agencies at its discretion to properly staff the operation. Temporary labor costs will be calculated as: Actual temporary agency employee wages including the temporary agencies’ markup, plus Margin. 4.4. Benefits. A benefits cost will be applied to all GEODIS Salary Labor and Hourly Labor at a [***]. The benefits rate will not be applied to Temporary Labor and shall only apply to those individuals supporting the CLIENT account. 5. Assets. 5.1. Capital Assets. The Parties agree and acknowledge that certain operating assets are needed to support the Services in Year 1 set forth in Exhibit A, these assets include, [***] (the “ Capital Assets ”). For CLIENT’s use of the Capital Assets, an asset usage fee will be charged to CLIENT each month during the Term (“ Asset Usage Fee ”). [***]. GEODIS will begin billing CLIENT the Asset Usage fee during the month of Receiving Go-Live, on or about October 1, 2019. [***]. The breakdown of such assets is set forth in Table 5.1.1 (the “ Capital Assets ”). TABLE 5.1.1 – CAPTIAL ASSETS Total Assets Y1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] If the actual cost of Capital Assets procured in Year 1 varies from the total amount above or installation timeline changes, the Asset Usage Fee will be adjusted accordingly; provided, however, if GEODIS foresees that the actual cost of Capital Assets procured in Year 1 will be higher when compared to the amounts set forth above, GEODIS will notify CLIENT, and the Parties will mutually determine any proposed modifications or alternatives to refrain from increasing the total price above. Exhibit B – Rates. Page 4 of 9

GEODIS Confidential
Execution Copy

It is the intention of the Parties that additional Capital Assets will be procured during the term of the agreement as the operation expands. Accordingly, the asset usage fee will be adjusted based on the additional assets cost.

For avoidance of doubt, the payment of Asset Usage Fees, including any Termination or Expiration Amounts related thereto as set forth in the MSA, does not convey title or ownership of any such assets to CLIENT, and title shall remain with GEODIS.

6. <u>**Storage.**</u> Beginning on July 1, 2019, CLIENT will be invoiced a monthly fee of [***], for storage (the "**Storage Rate**") for the three months prior to Go Live Receiving and through Year 1 of this SOW-1 pursuant to the invoicing terms of this **Exhibit B**. For Year 2 through the SOW Term, CLIENT will be charged the monthly fees set forth in Table 6.1. Year 1's monthly Storage Rate is calculated based upon CLIENT's occupation of 500,000 square feet in the Warehouse at a rate of [***] per square foot, plus Margin. Starting in Year 3, CLIENT will occupy 602,073 square feet in the Warehouse. The space rate and monthly fee is summarized in the table below.

TABLE 6.1 – STORAGE MONTHLY FEE

	Y1	Y2	Y3	Y4	Y5
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

The Storage Rate shall be charged regardless of actual space occupied by CLIENT; should CLIENT wish to occupy a greater square footage space, then subject to availability and agreement by GEODIS, such space shall be charged at the same square foot rate noted above.

7. <u>**Other Charges / Assessorial.**</u>

7.1. Equipment. Separate and apart the assets defined in <u>Section 6</u>, GEODIS may enter into leases and short-term rental agreements for warehouse equipment and IT system equipment to support provision of the Services (see "**Initial Operating Budget**"). This equipment includes without limitation: reach truck, order picker, double pallet jack, dock stocker, scrubber, yard jockey, RF guns, Laptops and IPADs, etc. These equipment leases and rentals will be invoiced to CLIENT at cost plus Margin pursuant to the invoicing terms of this **Exhibit B**.

7.2. System Order Charges. IT systems costs associated with warehouse and labor management will be invoiced to CLIENT at the cost set force in Table 7.2.1 (the "**Synapse Order Charge**"), plus Margin, pursuant to the invoicing terms of this **Exhibit B**.

TABLE 7.2.1 – SYNAPSE ORDER CHARGE

	Y1	Y2	Y3	Y4	Y5
Order Volume	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

The order charge in Table 7.2.1 is an estimate only. The rate will be adjusted based on the actual volume.

7.3. Supplies. Supplies are not included in the Initial Operating Budget and Operating Budgets prepared thereafter. CLIENT will present a purchase order ("**PO**") to GEODIS to purchase supplies for the Services utilizing, GEODIS' vendors and suppliers where applicable, the PO will be paid directly by CLIENT for such supplies. Should CLIENT elect for GEODIS to purchase supplies on its behalf outside of the PO process set forth herein, these costs will be billed as a Miscellaneous Cost pursuant to <u>Section 7.4</u> below.

Exhibit B – Rates. Page 5 of 9

GEODIS Confidential Execution Copy 7.4. Miscellaneous Cost: Miscellaneous cost included in the Initial Operating Budget and Operating Budgets prepared thereafter or related to facility startups such as fire extinguishers, floor mats, rack labels, signage, etc. will be invoiced to CLIENT at the cost-plus Margin, pursuant to the invoicing terms of this Exhibit B . 7.5. Assessorial Charges. GEODIS reserves the right to invoice CLIENT for any work to be performed due to a variance in the Operating Parameters, work outside of the forecasted volumes, or additional work done at the specific request of the CLIENT that falls outside of the standard scope of Services as set forth in Exhibit A (the “ Assessorial Charges ”). A Margin will not be applied to Accessorial Charges, and such charges are not included in the Initial Operating Budget and Operating Budgets prepared thereafter. During the open book period, IT support, including but not limited to changes to or newly requested reports, Labels and ASNs specified in Exhibit A, and any CLIENT’s WMS enhancements, [***]. Once both Parties agree to a Fixed Variable pricing structure, an Assessorial Charges table will be added for labor and equipment usage that are not included in the standard Fixed Variable pricing. 8. Initial Expenses. The initial expenses related to the start-up of the solution described in Exhibit A for CLIENT by GEODIS are broken down into professional services charges (“ Professional Service Fees ”), systems implementation costs (“ IT Costs ”), and training, travel and other charges (“ Onboarding Costs ”, collectively with Professional Services, and IT Costs, “ Initial Expenses ”), which are as follows: 8.1. Professional Service Fees. Professional Service Fees will be [***] which includes travel costs and professional expenses. GEODIS shall provide a one-time investment (“ Start-up Investment ”) of the full balance of Professional Service Fee. In the event of termination prior to the expiration date of this agreement, the CLIENT shall repay GEODIS the Start-up Investment pursuant to Section 9 “ Termination or Expiration ”. 8.2. IT Costs. IT Costs will be [***] and shall be payable pursuant to the following schedule: SCHEDULE 8.2 – IT COSTS Jun-19 Jul-19 Aug-19 Sep-19 Oct-19 Nov-19 Dec-19 Total [***] [***] [***] [***] [***] [***] [***] [***] [***] 8.3. Onboarding Costs. Onboarding Costs are estimated to be approximately [***], and will be billed as incurred starting on July 1 st , 2019. If Onboarding Costs exceed the estimated amount, GEODIS will notify CLIENT and use commercially reasonable efforts to control such Onboarding Costs. 9. Termination or Expiration. This section is intended for references purposes only to determine what amount of asset usage fee costs and operating lease costs (i.e., racking and gantry) (“ Asset Costs ”), and Start-up Investment (defined below), if any, are due by CLIENT to GEODIS in the event that Section 8.C of the MSA(Obligations Following Termination) is triggered (i.e., a CLIENT Termination for Convenience or a GEODIS Termination for Cause), or upon the expiration of the SOW Term per Section 8.D (Expiration of Term). The amounts listed herein are not intended to be exhaustive; the terms and conditions of the MSA will govern the total amount of Termination and Expiration Amounts due. 9.1. Asset Costs. CLIENT will reimburse GEODIS for the Asset Costs pursuant to the following termination and expiration schedule. The Termination Amount shall equal the respective Remaining Term’s Termination Amount, i.e., if Agreement is terminated with five months remaining to the Term, Client’s Asset Cost payment obligation shall equal the below Remaining Term 5’s Termination Amount. TABLE 9.1–ASSET COSTS TERMINATION SCHEDULE Exhibit B – Rates. Page 6 of 9

GEODIS Confidential Execution Copy Remaining Termination Remaining Termination Remaining Termination Term Amount Term Amount Term Amount [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [** *] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] GEODIS shall notify CLIENT upon determining in good faith that additional Asset Costs may be required, whereupon GEODIS and CLIENT shall mutually agree upon the necessity for such additional Asset Costs. Should additional Asset Costs be incurred during the Term of the Agreement, following the mutual agreement of the Parties, the amounts above shall be adjusted accordingly for Termination/Expiration Amount purposes. With respect to any operating leases, the above termination amount is exclusive of any additional buy-out amounts remaining under such leases. 9.2. Start-up Investment. GEODIS incurred certain costs and expenses related to start-up that it chose not to invoice to CLIENT (“ Start-up Investment ”). CLIENT will reimburse GEODIS for the Start-up Investment pursuant to the following termination and expiration schedule. The Termination Amount shall equal the respective Remaining Term’s Termination Amount, i.e., if SOW 1 is terminated with five months remaining to the Term, CLIENT’s Start-up Investment reimbursement obligation shall equal the below Remaining Term 5’s Termination Amount. [table on next page] Exhibit B – Rates. Page 7 of 9

GEODIS Confidential
Execution Copy

TABLE 9.2 – STARTUP INVESTMENT TERMINATION SCHEDULE

Remaining Term	Termination Amount	Remaining Term	Termination Amount	Remaining Term	Termination Amount
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
				[***]	[***]

10. Invoicing Terms

10.1. Advance Monthly Invoices. At the beginning of each calendar month, GEODIS will invoice CLIENT for Salary Labor and Benefits, Capital Assets, Storage, and Initial Expenses.

10.2. Weekly Invoices. At the beginning of each week, GEODIS will invoice CLIENT for Hourly Labor (Direct and Indirect) and Benefits, Temporary Labor, and Assessorial Charges incurred in the prior week.

10.3. Ending Monthly Invoices. At the end of each calendar month, GEODIS will invoice CLIENT for Equipment & IT Systems Equipment, System Order Charges, Miscellaneous, and any amount(s) due but not otherwise invoiced and incurred in the prior month.

CLIENT will pay each invoice as provided in the MSA Section 5.G (Invoices and Payment Terms).

11. Gain Sharing and Cost Reduction Commitment.

The Parties will work together in good faith to develop a program to continuously improve operations and reduce CLIENT's overall costs. No sooner than one year following Shipping Go-Live date, the Parties will agree upon and implement a cost reduction program ("Cost Reduction Program") to reduce certain variable costs to CLIENT during the SOW Term. The Parties will jointly identify and select the Cost Reduction Program initiatives and continuous improvement projects that will be pursued. The Parties will agree how each initiative will be measured prior to beginning the Cost Reduction Program. Progress of the Cost Reduction Program will be reviewed during monthly alignment calls. Should additional capital investment or new

Exhibit B – Rates. Page 8 of 9

GEODIS Confidential Execution Copy technologies help support the Cost Reduction Program, a detailed project description and proposal will be presented to CLIENT before such opportunity is pursued. The Cost Reduction Program will include a gain share element for GEODIS to be compensated a certain percentage of CLIENT’s realized savings. The specific percentage gain share allocation will be agreed upon by the Parties in their development of the Cost Reduction Program. Savings for Cost Reduction Program projects will be tracked and reviewed monthly and reported during the quarterly business review. This Cost Reduction Program will be developed in a separate amendment to this SOW. Exhibit B – Rates. Page 9 of 9

GEODIS Confidential Execution Copy SOW-1 Exhibit C Product Description and Specifications The Products are described in this Exhibit C . The Products to be stored are generally described as over-the-counter (OTC) consumer health goods. Examples of Products can be found at the following URL: https://www.prestigebrands.com/. CLIENT will provide to GEODIS an electronic file of records relating to the Products, including, without limitation, a complete listing of all Products, and attributes such as product weight, dimensions, hazardous classification, and any other attributes as may be requested by GEODIS (the “ Item Master File ”). Without limiting the foregoing, the Item Master File must include each of the following data elements: • SKU/UPC • Description • Base UOM • Size dimension • Size • Weight • Cube • Hazardous material contained (Yes or No) • Temperature control requirements (Yes or No) • LOT Code if Required • Expire Date if Required • Country of Origin • Category • Sub-category • Class (available on the NMFC) • Sub-class (available on the NMFC) • National Motor Freight Classification (NMFC) • Harmonized Tariff Classification Number • Declaration of value for customs and tax purposes Additionally, CLIENT must provide a complete unit of measure table that sets forth information relevant to the unit of measure of the Products as it may be packaged, including, without limitation, eaches, inner packs, cases, pallets, layers, any separate SKUs or UPCs for different units of measure (“ Unit of Measure Table ” collectively with the Item Master File, the “Item Files ”). CLIENT must provide complete, up-to-date, Item Files in connection with GEODIS’ solution due diligence and design processes, or as otherwise requested by GEODIS from time-to-time. The Item Files must be accompanied (to the extent not otherwise provided) by all supporting documentation necessary or appropriate for the safe and legal handing of the Products, including, without limitation, safety data sheets and such other Exhibit C – Product Description and Specifications. Page 1 of 2

GEODIS Confidential Execution Copy documentation as GEODIS may reasonably request. The Item Files will be used to assist in planning for appropriate handling and storage of Products. Additionally, CLIENT must provide updated Item Files prior to the initial receipt of Products into the Warehouse. Further, on an on-going basis through the term of this Agreement, CLIENT will also provide GEODIS any updates in the event of any change to the data in the Item Files or as otherwise requested by GEODIS. Updates must be received by GEODIS reasonably in advance of the receipt at the Warehouse of any Product impacted by a change or update. All versions of the Item Files, and all updates, must be provided by CLIENT in an electronic format reasonably acceptable to GEODIS. CLIENT will be responsible for any incomplete or erroneous information in the Item Files, and GEODIS shall have no liability therefor. Further, unless otherwise agreed by the Parties, GEODIS shall not be responsible for identifying or verifying any attribute that is not correctly and completely set forth in such files or to perform any change in scope of Services that might result from a change in either Item File (e.g., change in expected hazmat classification or material change in dimensions). Notwithstanding the foregoing, GEODIS may, segregate and hold any Product(s), without liability, that GEODIS reasonably suspects may be subject to any special handling requirements that are not correctly identified in the Item Files. CLIENT represents that the Item Files will not include any Products containing cannabidiol or tetrahydrocannabinol, these products are currently out of scope for the provision of Services. Exhibit C – Product Description and Specifications. Page 2 of 2

GEODIS Confidential
Execution Copy

SOW-1
Exhibit D

This Exhibit D sets forth the key performance indicators for the Services ("**Key Performance Indicators**" or "**KPIs**").

Except as expressly noted below, KPIs will be tracked and reported through the WMS reporting functionality on a monthly basis commencing with the first full calendar month after the 90th day after the Go-Live Shipping Date (as defined in **Exhibit A**).

KPI	Target	Description/Calculation	Target Tolerance
Dock to Stock	24 Hours	Description: Time between units docked and units stocked. "Docked" is the time that units are reflected in the WMS as load arrival. "Stocked" is the time that units are reflected in the WMS as license plate putaway. The target is 24 hours excluding the hours of non-working days. Dock to Stock will be calculated monthly based on docked time. Calculation: (units stocked within 24 hours of docked time/total units docked)*100%. Notes: Excluded from calculation are any shipments or Products that are held due to specific/special disposition, VAS requirement, first article inspection, items not in the item master, damage, or other reasons outside of GEODIS' control. Also excluded from the calculation are shipments in excess of Locked Forecast volumes or arriving outside of the scheduled appointment window.	[***]
Inventory Accuracy	Zero Errors	Description: Accuracy of inventory, in units, reflected in the WMS as compared to the measured result of a series of cycle counts. Accuracy will be calculated as the net variance between the counted quantity and the expected quantity in the WMS, divided by total inventory expected. Inventory Accuracy will be calculated on a monthly basis. Calculation: (1-(net variance/total inventory expected))*100% Example: The total inventory expected is 1 million units and the WMS reflects 5,000 units over and 7,000 units	[***] [***]

Exhibit D – KPIs. Page **1** of **3**

GEODIS Confidential
Execution Copy

		short, resulting in a net variance of 2,000. (1-(2,000/1,000,000))*100% = 99.8% accuracy. Notes: Excluded from calculation are any inventory variances outside of GEODIS' control.	
Picking Accuracy	Zero Errors	Description: Percentage of audited units picked without error in the WMS calculated on a monthly basis. Calculation: (1 - (mis-picked units/total units audited))*100%. Example: GEODIS audits 5,000 picked units and there are five errors reported : (1 - 5/5000)*100% = 99.9%.	[***]
Shipping Accuracy	Zero Errors	Description: Orders shipped without error (i.e., packed with correct SKU(s) and quantity). Calculation: (1 - (shipped orders confirmed as having an error/total shipped orders))*100% Notes: GEODIS will be allowed to complete research to validate errors prior to inclusion in final calculation of KPI. Reports for this KPI may be delayed pending completion of such research. CLIENT error claims must be reported within 30 days from receipt of delivery.	[***]
Standard Outbound On Time Shipping	On or before the Must Ship By Date	Description: Standard LTL, Truckload and Parcel orders imported into the WMS at least 72 hours prior to the Must Ship By Date that are "shipped" status in the WMS on or before the Must Ship By Date. Standard On Time Shipping will be calculated monthly based on order shipped date. Hours of non-working days are excluded from this calculation Calculation: (sum of Standard LTL, Truckload and Parcel orders imported into the WMS at least 72 hours prior to the Must Ship By Date and shipped on or before the Must Ship By Date / sum of Standard LTL, Truckload and Parcel orders imported into the WMS at least 72 hours prior to the Must Ship By Date)*100%. Notes: The Must Ship By Date will be assigned by the TMS and will be a permanent field within the WMS. Excluded from this calculation are any orders in excess of Locked Forecast, orders received that have	[***]

Exhibit D – KPIs. Page **2** of **3**

GEODIS Confidential Execution Copy items with no inventory, carrier missed appointments, or other reasons outside of GEODIS' control. In the event that GEODIS fails to meet a monthly KPI Target Tolerance, GEODIS shall present a corrective action plan to CLIENT to discuss the root cause for the failure, steps GEODIS or CLIENT should take to cure the failure in the immediate or near immediate future, and steps GEODIS or CLIENT should take which are designed to prevent the reoccurrence of such failure during the remainder of the Term. Any resulting changes to the scope of Services or related processes will be implemented only as may be agreed to by the Parties. In the event that GEODIS fails to meet the same monthly KPI Target Tolerance for six (6) consecutive months, GEODIS shall present a final corrective action plan within ten (10) days of the last failure. Such corrective action plan must be agreed to by both CLIENT and GEODIS, acting reasonably, and shall contain a reasonable timeframe upon which GEODIS must cure the miss (or within which CLIENT must waive or, upon the Parties’ mutual agreement, modify such KPI). If GEODIS fails to cure the KPI pursuant to the terms of such final corrective action plan, then CLIENT may exercise its right to terminate for cause. This cure period may be extended by the CLIENT without waiving any of it rights under this provision. Notwithstanding the forgoing, a six month consecutive miss of the Inventory Accuracy KPI will not in and of itself trigger a breach of the agreement if the CLIENT has otherwise been financially compensated by GEODIS for such product loss, subject to the shrink allowance. The Parties agree that GEODIS shall have no obligation or liability with respect to failing to meet any KPI Target Tolerance, or otherwise, to the extent such failure is caused by: (i) CLIENT, or its employees, contractors, agents, or carriers, including, without limitation, any breach of CLIENT’s representations, warranties, covenants or other obligations; (ii) an alteration, change or variance to the scope, Operational Parameters, Forecasts or other information or data provided by or on behalf of CLIENT as more fully set forth in Section 2 (“Operational Parameters”) of Exhibit A, (iii) conditions that could not reasonably have been expected by GEODIS given the information provided by CLIENT; (iv) a Force Majeure event or delay caused by a third party, or (v) a failure attributable to the gantry system which was beyond GEODIS’s reasonable control. The Parties agree to review KPI performance on a quarterly basis. If a significant business event or change in Services drives the need to alter a KPI, then the Parties will seek agreement of the new metric and amend this Exhibit where appropriate. With respect to orders processed through the gantry system (anticipated 2020), KPIs surrounding those orders will be tracked and reported ninety (90) days post go-live of the gantry system. Exhibit D – KPIs. Page 3 of 3

GEODIS Confidential Execution Copy SOW-1 Exhibit E IT Standards This Exhibit E includes descriptions of: (i) the IT support provided by GEODIS, (ii) GEODIS’s systems availability and service response standards; and (iii) the IT integrity measures taken by GEODIS. I. System Support. GEODIS will provide system support services and telephone support during as more fully described in this Section 1. A. General Support Services. GEODIS will provide system and application support for GEODIS systems during the term of the SOW through qualified staff in an effort to address any CLIENT reported problems or issues. Such support will include, and is limited to: • Responding to support requests • Taking appropriate action in the allotted time as determined by severity level (described below) • Diagnosing and analyzing the problem / issue • Communicating a resolution if one is already available • Working with CLIENT to gather information necessary to resolve the problem if a resolution is not immediately known • Managing the escalation process in an effort to ensure timely resolution • Monitoring the progress of each support request to a successful conclusion • Billable CLIENTCLIENT requests for unique and/or custom features and functionality (billable to CLIENT at the applicable rate). Exhibit E – IT Standards. Page 1 of 7

GEODIS Confidential Execution Copy B. Telephone Support Services. GEODIS staff will provide telephone support for appropriately qualified CLIENT personnel to report and diagnose problems. Such telephone support will include and is limited to: • Providing contact phone number and email address for local customer service representative, operations supervisor, or field IT representative. • Logging and tracking of all support requests requiring direct interaction from GEODIS’s IT group • Prioritizing support requests based on a set of predefined severity levels which are assigned according to the impact on CLIENT’s business • All IT support tickets are opened by GEODIS operational employees and as severity level dictates, GEODIS IT may interact directly with CLIENT C. Support Hours Standard phone support will be available to CLIENT during normal local warehouse operation hours. Additional resources are available via GEODIS’s on-call processes based on severity of incident. II. System Availability. GEOIDS information technology solutions will be available concurrently at least 99.0% for the first ninety (90) days after the facility go live date. As of the ninety-first day of go live the GEODIS integration layer (uEDI) and WMS system will be fully operational and available concurrently at least 99.5%, excluding planned downtime for maintenance, of the time, 24 hours/day, 7 days/week, 365 days/year measured on a rolling three month time frame (“ Application Availability ”). This target availability has been selected and implemented to support GEODIS warehouse operations and related target warehouse performance levels. However, uptime statistics are for information purposes only and are not part of any warehouse performance measurements; and failure to meet this level of availability does not, in and of itself, constitute a breach event. A. Severity Levels. GEODIS personnel will assign one of the severity levels described to any identified problem or issue. The severity level assigned may be changed by GEODIS as additional information is discovered or partial solutions are identified and/or implemented. 1. Severity Level 1. A Severity Level 1 issue is one where the production use of the solution has stopped, or application performance has been so severely impacted that the work cannot reasonably continue. Examples of Severity Level 1 could include, but is not necessarily limited to: • WMS errors not allowing operations personnel to complete essential job functions • The data integration stream into or out of the GEODIS system and CLIENT’s system is not functioning or is corrupting data. Exhibit E – IT Standards. Page 2 of 7

GEODIS Confidential Execution Copy 2. Severity Level 2 A Severity Level 2 issue is one where production use of the solution is continuing but there is a serious impact on productivity or operational service levels. Examples of Severity Level 2 may include, but is not necessarily limited to: • Near ‐real time data is stale and not updating in a timely fashion causing a substantial work slowdown. • An issue is causing inaccurate data transfers between GEODIS and CLIENT that requires workarounds or manual data entry or corrections. • Greater than 50% of users are consistently unable to access the GEODIS system. 3. Severity Level 3 A Severity Level 3 issue is one where important features are unavailable but a work around is available, or less significant features are unavailable with no reasonable workaround. Examples of Severity Level 3 could include, but are not necessarily limited to: • Less than approximately 30% of the site’s users experience periodic errors. • A small number of reports or views are slow during normal operating hours. 4. Severity Level 4 A Severity Level 4 issue includes requests for information (how to), enhancements or documentation clarification regarding the solution, but there is no material impact on daily operations of the solution; the implementation or production use of the system is continuing and there is no work being impeded at the time. Examples of Severity Level 4 issues include, but are not necessarily limited to: • An application message or email notification is misspelled. • A formatting change request. B. Response Efforts. GEODIS will endeavor to respond to reported problems or issues depending on its assigned Severity Level as described in the following table: Severity Level Initial Response Communication Resolution (1) – One 15 minutes by email ● Every 30 minutes by email or ● Action/resolution as soon as and/or phone. phone; or as agreed upon verbally by reasonably possible. the parties at the time. ● Agreed upon sustainable work around or severity level reduced to level 4. Exhibit E – IT Standards. Page 3 of 7

GEODIS Confidential
Execution Copy

(2) – Two	1 hour by email and/or phone.	• Every 2 hours by email or phone	• Target resolution within 1 business day • Agreed upon sustainable work around or severity level reduced to level 4
(3) - Three	2 hours by email and/or phone.	• Incident tracked via Incident ticketing system. • Status updates supplied in ticket info.	• Target resolution within 2 business days • Agreed upon sustainable work around or severity level reduced to level 4
(4) – Four	2 business days by email and/or phone	• Incident tracked via Incident ticketing system.	• Work during business hours until resolved. Target resolution or estimate of cost to resolve within 10 business days. If solution falls outside of GEODIS applications, provide CLIENT a written estimate or advice to resolve within 5 business days. • Solution may be implemented in future code releases or maintenance windows. • GEODIS reserves the right to deny implementation of Severity 4 solutions

III. System Integrity.

GEODIS will implement the following system integrity measures for the GEODIS systems used at the Warehouse in connection with CLIENT's business.

A. Security

GEODIS will implement and maintain commercially reasonable information systems for electronic and other media that are reasonably suitable to protect the security of CLIENT's information, and to comply with the Agreement, including without limitation, network, host, web, and data security.

GEODIS will maintain commercially reasonable security precautions consistent with industry standards to identify and respond to any significant Security Incident. Furthermore, GEODIS will identify in writing and make available, upon request, to CLIENT the system security standards and documented processes used to reasonably secure GEODIS's systems.

GEODIS will monitor for and be alerted of any Security Incident via email or other automated means on the basis of 24 hours per day by 7 days per week by 365 days per year.

Once a year GEODIS shall conduct or arrange for vulnerability assessment and penetration testing of security processes and procedures, in an effort to identify potential Security vulnerabilities. GEODIS shall select an independent, qualified vendor to conduct the testing.

Exhibit E – IT Standards. Page 4 of 7

GEODIS Confidential
Execution Copy

GEODIS shall develop and maintain a documented process for installation and maintenance of Malicious Code protection software for all computer systems used in support of CLIENT's business. Such process shall include:

- Active virus detection software installed
- Automated processes to apply latest virus definitions to all computer systems

GEODIS and CLIENT will work together to develop a documented agreed upon connectivity solution between GEODIS, CLIENT, and/or vendors of either Party.

B. Backup Frequency and Data Retention.

GEODIS will perform the following backup schedule and data retentions.

- Daily differential backups
  - Frequency: 6 days a week
  - Onsite disk retention: 7 weeks
  - Offsite tape retention: 7 years
- Full backups
  - Frequency: 1 per week
  - Onsite disk retention: 7 weeks
  - Offsite tape retention: 7 years
- Monthly backups
  - Frequency: Replaces 1 full backup per month
  - Onsite disk retention: 7 weeks
  - Offsite tape retention: 7 years

C. System Monitoring and Alerting

GEODIS will use a commercially available enterprise monitoring solution to monitor and alert on the health and performance of GEODIS's systems. GEODIS will strive to identify issues early to mitigate operational impact but does not guarantee that all issues will be identified in advance. Monitors that meet or exceed GEODIS defined thresholds will generate alerts to IT staff for proactive investigation and resolution. This monitoring will include:

- System resources
  - CPU usage
  - Memory usage
  - Disk space utilization
  - Node up/down state
- Network utilization
  - Node up/down state
  - Bandwidth utilization
  - Top conversations between devices

Exhibit E – IT Standards. Page 5 of 7

GEODIS Confidential Execution Copy D. Disaster Recovery GEODIS will implement a disaster recovery plan designed to protect GEODIS/CLIENT critical business processes from failing as a result of the effects of any major failure or disaster. The disaster recovery program is intended to meet or exceed a Recovery Time Objective (RTO) of two (2) hours and a Recovery Point Objective (RPO) of five (5) minutes. The IT disaster recovery program will be tested annually to identify continuous improvement opportunities. In the event GEODIS is required to failover to a Disaster Recovery (DR) site, GEODIS will notify CLIENT within 24 hours of failover and confirmed functionality of production systems out of the DR site. E. IT Maintenance GEODIS shall utilize scheduled IT maintenance for continuous operation and appropriate improvement of the IT environment. During this maintenance time GEODIS systems are unavailable. During maintenance events GEODIS will continue to accept EDI transactions from trading partners, and these transactions will be queued and processed when the systems are available. The IT Maintenance calendar is typically created for the following calendar year and, upon request, is shared with GEODIS customers on or about December 1 st of the current calendar year. GEODIS reserves the right to adjust the maintenance calendar from time to time in its reasonable discretion. Emergency maintenance may be performed on the GEODIS computing environment at GEODIS's sole discretion. F. Access to GEODIS Systems and Infrastructure In an effort to maintain appropriate IT integrity, GEODIS limits access to its systems. On a case by case basis, however, GEODIS may provide to CLIENT certain software tools in order to complete its logistics operations as outlined in the Agreement including web based monitoring/reporting tools. By receiving access and utilizing these tools CLIENT and each CLIENT user agrees to and will abide by the following terms: • Users will be given an initial username and password. The initial password must be changed upon first login and not shared with other users or any third party. • Passwords must be a minimum of eight (8) characters long and contain three of the following characteristics: o Contain an uppercase letter o Contain a lowercase letter o Contain a numeric character o Contain special character (#, &, %) • CLIENT users will maintain a unique username and password for each user granted access to the system. Users are not permitted to share user accounts or use “common or generic” user accounts when accessing GEODIS software tools. • CLIENT will be responsible for notifying GEODIS of employee separation or role changes that require access to be removed from the software tools. GEODIS takes no responsibility for information disclosure or other security incident due to CLIENT’s failure to notify GEODIS of user changes. • CLIENT will be responsible for any use or misuse of systems resulting from user names and/or passwords assigned to CLIENT personnel. Exhibit E – IT Standards. Page 6 of 7

GEODIS Confidential Execution Copy • The software tools are provided to CLIENT “As Is”. GEODIS does not warrant availability of the tools or accuracy of the data and reports provided by the tools. • CLIENT is responsible for notifying GEODIS within twenty-four (24) hours of a suspected compromise of a CLIENT user account. CLIENT will fully assist GEODIS in the investigation of the suspected breach and fully reimburse GEODIS of any expenses incurred due to a confirmed CLIENT user breach. • CLIENT will maintain up to date Anti-Virus and other commercially reasonable protections against cyber threats on any machine accessing the software tools. • CLIENT will access and use GEODIS systems only for their intended function as it relates to business with GEODIS, any attempts to circumvent security controls, use the system in a way other than its intended function, send unsolicited email (spam), or spread malicious software will be considered a breach of the software tools terms of use. • CLIENT will not reverse engineer, disassemble, or decompile any part of the software tools provided by GEODIS except as expressly allowed by applicable law. • CLIENT will not distribute, sell, or otherwise transfer any part of the software tools, user names or passwords. • CLIENT will not remove any patent, copyright, trade secret, or offer other protection legends or notices that appear on any software tools. • GEODIS reserves the right to revoke access to the software tools without notice due to breach of the above terms, inactivity of an account, or actions GEODIS deems improper or disruptive to other users. • GEODIS is not responsible for the support of any CLIENT software used to access the software tools. Support of CLIENT owned and operated technologies such as Internet browsers and CLIENT workstations are solely the responsibility of the CLIENT. Except for the limited use right described above, GEODIS shall retain all ownership and/or license rights to the software tools. Unless otherwise provided in writing GEODIS will not transfer ownership or usage license to CLIENT of the software tools. Any modification to the software tools must be requested by CLIENT and be treated as a CLIENT Work Request. CLIENT Work Requests will be billed to CLIENT at the agreed upon rate in the Agreement. Payment of invoices generated by a CLIENT Work Request will be the responsibility of the customer. Notwithstanding the foregoing, GEODIS retains all right, title and interest, including all intellectual property rights, in and to the software tools and all derivative works thereof and any modifications or enhancements thereto, including, without limitation, any CLIENT Work Requests. CLIENT hereby assigns and agrees to assign, and shall cause its personnel to assign, to GEODIS any right, title or interest it or they may have in such items, including all copyright and other intellectual property rights pertaining thereto. GEODIS may provide CLIENT with wireless network access for purposes of accessing Internet resources. When such access is provided CLIENT understands and agrees to all the provisions of this Exhibit as well as the following: Access will be limited to web browsing and other network functions on standard TCP/UDP ports, for example ports 80 and 443 for internet browsing. GEODIS reserves the right to limit bandwidth dedicated to CLIENT and guest networks to prioritize production traffic related to services provided to CLIENT by GEODIS. CLIENT users will be subject to GEODIS web content filter policies, and GEODIS makes no guarantees that content filter policies will satisfy CLIENT guest’s business requirements. By utilizing GEODIS wireless network infrastructure CLIENT is bound by the GEODIS End User License Agreement (EULA) and all applicable federal, state, and local laws. While connected to GEODIS networks CLIENT traffic is monitored and there should be no expectation of privacy. GEODIS reserves the right to terminate access if required. Exhibit E – IT Standards. Page 7 of 7